UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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OPGEN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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23219 Stringtown Road, Suite 300

Clarksburg, MD 20871

2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 23, 2026

February 10, 2026

Dear Stockholders of OpGen, Inc.:

You are cordially invited to the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of OpGen, Inc. (the “Company”) to be held on February 23, 2026, beginning at 8:00 am Eastern Time. The Annual Meeting will be a “virtual meeting” of stockholders that will be conducted exclusively via online audio-only broadcast. You will be able to participate in the Annual Meeting and vote your shares during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/OPGN2025. The Annual Meeting will be held in virtual format only.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement describing the matters to be acted upon at the Annual Meeting are contained in the following pages. Stockholders also are entitled to vote on any other matters that properly come before the Annual Meeting.

Your vote is important. Enclosed is a proxy that will entitle you to vote your shares on the matters to be considered at the Annual Meeting, even if you are unable to attend in person. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Annual Meeting, or follow the instructions in the accompanying proxy materials to vote via the internet. Regardless of the number of shares you own, please be sure you are represented at the Annual Meeting either by attending in person or by returning your proxy or voting on the internet as soon as possible.

On behalf of OpGen, Inc., I thank you for your ongoing interest and investment in our company.

Sincerely,

John Tan Honjian

Chairman of the Board of Directors

23219 Stringtown Road, Suite 300

Clarksburg, MD 20871

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 23, 2026

February 10, 2026

Dear Stockholders of OpGen, Inc.:

The Board of Directors (the “Board”) of OpGen, Inc., a Delaware corporation (the “Company”) has called for an Annual Meeting of stockholders (the “Annual Meeting”), to be held on February 23, 2026, beginning at 8:00 am Eastern Time. This Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online audio-only broadcast. You will be able to participate in the Annual Meeting and vote your shares during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/OPGN2025. The Annual Meeting will be held in virtual format only.

The Annual Meeting has been called for the following purposes:

1.	Election of Directors. The election of the five directors named in the attached Proxy Statement, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	2026 Equity Incentive Plan. The approval of the 2026 Equity Incentive Plan;

3.	Warrant Exercise Proposal. The approval, pursuant to Nasdaq listing rules, of the issuance of up to 889,274 shares of our common stock upon the exercise of our common stock purchase warrants issued to an institutional investor in and in connection with our best efforts public offering that closed on May 4, 2023 that may be equal to or exceed 20% of our common stock outstanding before such offering;

4.	Ratification of the Issuance of Certain Shares of Common Stock. The ratification of the sale and issuance by the Company of 7,200,000 shares of the Company’s common stock to AEI Capital Ltd. pursuant to Rule 16b-3(d)(2) promulgated under the Securities Exchange Act of 1934, as amended, for the purposes of exempting such sale and issuance from such rule;

5.	Name Change Proposal. The approval that the name of the Company be changed from “OpGen, Inc.” to “CapForce Inc.;”

6.	Say on Pay. An advisory vote to approve the compensation paid to the Company’s named executive officers; and

7.	Ratification of Appointment of Independent Accounting Firm. Ratification of the appointment of Beckles & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Board of Directors is not aware of any other business to come before the Annual Meeting. Pursuant to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), the Board has fixed the close of business on January 5, 2026 as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments or postponements thereof. Please complete, sign and submit your proxy, which is solicited by the Board of Directors, as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You can ensure that your shares are voted at the Annual Meeting by voting via the internet or by completing, signing and returning the enclosed proxy. If you do attend the Annual Meeting, you may then withdraw your proxy and vote your shares at the meeting. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposals made by us.

This Notice of Annual Meeting of Stockholders, Proxy Statement and the proxy card, and our 2024 Annual Report are available online at: www.virtualshareholdermeeting.com/OPGN2025.

BY ORDER OF THE BOARD OF DIRECTORS,

John Tan Honjian
Chairman of the Board of Directors

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

i

23219 Stringtown Road, Suite 300

Clarksburg, MD 20871

2025 ANNUAL MEETING PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 23, 2026

The Notice of Annual Meeting, Proxy Statement and Proxy are available at: www.virtualshareholdermeeting.com/OPGN2025

We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of OpGen, Inc. (the “Company”) for an Annual Meeting of Stockholders (the “Annual Meeting”) and for any adjournment or postponement thereof. The mailing of the notice of internet availability of these proxy materials will commence on February 10, 2026.

This Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online audio-only broadcast. You will be able to participate in the Annual Meeting and vote your shares during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/OPGN2025. The Annual Meeting will be held in virtual format only.

In this Proxy Statement, “we,” “us,” “our,” “OpGen” and the “Company” refer to OpGen, Inc. This Proxy Statement is being made available to you because you own shares of our common stock, par value $0.01 per share, as of the record date, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?

A:	The purpose of the Annual Meeting is to hold a stockholder vote on the following matters:

1.	Election of Directors. The election of the five directors named in this Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

2.	2026 Equity Incentive Plan Proposal. The approval of the 2026 Equity Incentive Plan (the “Incentive Plan Proposal”)

3.	Warrant Exercise Proposal. The approval of the issuance of up to 889,274 shares of our common stock upon the exercise of our common stock purchase warrants issued to an institutional investor in and in connection with our best efforts public offering that closed on May 4, 2023 that may be equal to or exceed 20% of our common stock outstanding before such offering (the “Warrant Exercise Proposal”);

4.	Ratification of the Issuance of Certain Shares of Common Stock. The ratification of the sale and issuance by the Company of 7,200,000 shares of the Company’s common stock to AEI Capital Ltd. pursuant to Rule 16b-3(d)(2) promulgated under the Securities Exchange Act of 1934, as amended, for the purposes of exempting such sale and issuance from such rule (the “Share Sale Ratification Proposal”).

5.	Name Change Proposal. The approval that the name of the Company be changed from “OpGen, Inc.” to “CapForce Inc.” (the “Name Change Proposal”).

6.	Say on Pay. An advisory vote to approve the compensation paid to the Company’s named executive officers (the “Say on Pay Proposal”).

7.	Ratification of Appointment of Independent Accounting Firm. Ratification of the appointment of Beckles & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Other than these proposals, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of record of our common stock as of the close of business on January 5, 2026, the record date for the Annual Meeting, or the Record Date, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Holders of record of shares of common stock are entitled to vote on all matters brought before the Annual Meeting.

As of the Record Date, there were 10,149,411 shares of common stock and 250 shares of our Series D Convertible Preferred Stock (“Preferred Stock”) outstanding and entitled to vote. Holders of our common stock are entitled to one vote for each share of common stock outstanding as of the Record Date. Holders of our Preferred Stock will vote together with the holders of our Common Stock on the proposals on an as-converted to Common Stock basis. As of the Record Date, holders of our Series D Preferred Stock are entitled to 244.4 votes for each share of Series D Preferred Stock outstanding.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the internet.

Q:	How do I vote?

A:	You may vote virtually at the Annual Meeting, vote by proxy through the internet or vote by proxy using the enclosed proxy card. To vote through the internet, go to www.virtualshareholdermeeting.com/OPGN2025 and complete an electronic proxy card. You will be asked for a Control Number, which has been provided with the Notice of Internet Availability.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy to ensure your vote is counted. Voting by proxy will not affect your right to attend the Annual Meeting and vote. If you vote via the internet or properly complete your proxy card and submit it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board and, as to any other matters properly brought before the Annual Meeting, in the sole discretion of the proxy.

Q:	What shares may I vote?

A:	You may vote all shares of common stock and Preferred Stock of the Company that you owned as of the close of business on the Record Date. These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the record date.

Each share of common stock is entitled to one vote. Each share of Preferred Stock is entitled to 244.4 votes.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record: If your shares are registered directly in your name with OpGen’s transfer agent, Pacific Stock Transfer Company, or the Transfer Agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to OpGen or to vote your shares in person at the Annual Meeting.

Beneficial Owner: If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting.

Q:	What are the recommendations of the Board?

A:	The Board recommends that you vote:

1.	“FOR” the election of all five nominees for director named in this Proxy Statement;

2.	“FOR” the Incentive Plan Proposal;

3.	“FOR” the Warrant Exercise Proposal;

4.	“FOR” the Share Sale Ratification Proposal;

5.	“FOR” the Name Change Proposal.

6.	“FOR” the Say on Pay Proposal; and

7.	“FOR” the ratification of the appointment of Beckles & Co., Inc as our independent registered public accounting firm for the 2025 fiscal year.

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be authorized to vote or otherwise act in their discretion on those matters.

Q:	What constitutes a quorum at the Annual Meeting?

A:	The presence in person or by proxy of the holders of thirty-four percent (34%) of the votes represented by the outstanding common stock is necessary to constitute a quorum at the Annual Meeting. As of the Record Date, there were 10,210,511 votes represented by outstanding shares of our common stock and Preferred Stock. Accordingly, the presence of the holders of at least 3,471,574 of the votes entitled to be cast at the meeting will be required to establish a quorum. Both abstentions and broker non-votes, if any, are counted as present for determining the presence of a quorum.

Q:	What vote is required to approve each proposal?

A:	Each proposal has its own vote requirement as follows:

Proposal No. One: Election of Directors. The nominees for election as directors at the Annual Meeting will be elected by the vote of a plurality of the shares of our common stock entitled to vote on the election, represented in person or by proxy at the Annual Meeting. This means the director nominees receiving the highest number of affirmative votes will be elected as directors. Votes withheld from a director nominee will have no effect on the election of the director from whom votes are withheld.

Proposal No. Two: Approval of the Incentive Plan Proposal. The Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Proposal No. Three: Approval of the Warrant Exercise Proposal. The Warrant Exercise Proposal requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Proposal No. Four: Approval of the Share Sale Ratification Proposal. The Share Sale Ratification Proposal requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, provided that such ratification occurs no later than the date of the next annual meeting of shareholders.

Proposal No. Five: Approval of the Name Change Proposal. The Name Change Proposal requires the affirmative vote of at least a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote on the proposal. For purposes of this Annual Meeting, the outstanding shares of the capital stock of the Company consist of 10,149,411 shares of common stock and 250 shares of Preferred Stock. The holders of common stock have the right to cast one (1) vote per share of common stock on this proposal, and the holders of Preferred Stock have the right to cast 244.4 votes per share of Preferred Stock on this proposal.

Proposal No. Six: Say on Pay Proposal. With regard to the stockholder advisory vote to approve the executive compensation for our named executive officers for 2025, the approval of the proposal requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Proposal No. Seven: Ratification of Beckles & Co., Inc.’s Appointment. The ratification of the appointment of Beckles & Co., Inc. as our independent registered public accounting firm for the 2025 fiscal year requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the selection of Beckles & Co., Inc. as our independent registered public accounting firm is not ratified, the Audit Committee of the Board may reconsider its selection.

Q:	What is the effect of abstentions and broker non-votes?

A:	An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter or attends the Annual Meeting and elects not to vote or fails to cast a ballot. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as a negative vote for purposes of determining whether our stockholders approved the proposals presented.

A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Brokers are not anticipated to have discretionary authority to vote on the election of directors, the Incentive Plan Proposal, the Warrant Exercise Proposal, the Share Sale Ratification Proposal and the Say on Pay Proposal. Accordingly, brokers who do not receive instructions from the beneficial owner are expected to be entitled to vote only on the Name Change Proposal and the ratification of Beckles & Co., Inc.’s appointment as our independent registered public accounting firm for the 2025 fiscal year.

Q:	May I change my vote?

A:	Yes. You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation to the Secretary of the Company or the Secretary’s designated agent bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee.

Q:	Who is paying for this proxy solicitation?

A:	We are paying for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. The Company may retain a third-party proxy solicitor for the Annual Meeting, whose costs, if retained, we estimate would be approximately $10,000. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Q:	Am I entitled to dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), or our Amended and Restated Bylaws, as amended (the “Bylaws”) to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the completion of the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares of the Company’s Common Stock outstanding at the close of business on December 31, 2025 was 10,149,411 shares. In addition, as of December 31, 2025, there were 250 shares of Series D Preferred Stock outstanding. Each share of Series D Preferred Stock is convertible into 244.4 shares of Common Stock, subject to applicable ownership limitations that restrict a holder’s ability to convert in excess of designated percentages. The following table sets forth the beneficial ownership of the Company’s common stock, as of December 31, 2025, by each Company director and executive officer, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options and warrants currently exercisable or exercisable within 60 days after December 31, 2025 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To the knowledge of the directors and executive officers of the Company, as of December 31, 2025, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares representing more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below. Unless otherwise indicated, the address of each beneficial owner listed below is c/o OpGen, Inc., 23219 Stringtown Road, Suite 300, Clarksburg, Maryland, 20871.

Name and Address of Beneficial Owner	Number of Shares of common stock	Percentage Beneficially Owned
5% Stockholders
AEI Capital Ltd.(1)(2)	7,724,728	75.65%
TG Investments Ltd.(1)	632,506	6.19%

Directors and Named Executive Officers
Christian-Laurent Bonte(3)	28,571	*
Mohd Azham Azudin(3)	31,250	*
John Tan Honjian(3)	-	-
Ken Lim Zhao Qi(3)	28,571	*
Ethan Low Yu Jie(3)	28,571	*
Constance Wong Poh Yin(3)	28,571	*
Victor Chua Kok Hoe(3)	28,571	*
All current Directors and Executive Officers as a group (7 individuals)	174,105	1.71%

*	Constitutes less than 1% of our outstanding common stock.
(1)	Consists entirely of shares of common stock.
(2)	Pursuant to a Schedule 13-D filed by AEI Capital Ltd. on October 24, 2024, although the shares of common stock are held by AEI Capital Ltd., Mr. Tan is a director, chief executive officer, and the ultimate beneficial owner of AEI Capital Ltd. As a result, Mr. Tan shares beneficial ownership of the securities held by AEI Capital Ltd.
(3)	Consists entirely of restricted stock units that have vested as of December 31, 2025 or will vest within 60 days of such date.

MANAGEMENT

The Board of Directors of the Company, or the “Board,” are elected at the annual meeting of stockholders, and serve for the term for which each director is elected and until his or her successor is elected and qualified. Executive officers of the Company are elected by the Board and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board. There are no family relationships among any of the directors and executive officers of the Company. None of the executive officers or directors have been involved in any legal proceedings of the type requiring disclosure by the Company during the past ten years.

The following table sets forth the names and ages of all directors continuing in office, director nominees and executive officers of the Company and their respective positions with the Company as of the date of this Proxy Statement:

Name	Age	Position
Directors
John Tan Honjian	34	Chairman of the Board of Directors
Victor Chua Kok Hoe	36	Director
Ken Lim Zhao Qi	38	Director
Ethan Low Yu Jie	35	Director
Constance Wong Poh Yin	34	Director

Other Executive Officers
Christian-Laurent Bonte	47	Chief Executive Officer
Mohd Azham Azudin	52	Chief Operating Officer
Syed Johan Bin Syed Mohd	37	Chief Technology Officer
Gillian Tan Rou Yee	27	Company Secretary

Board of Directors

The following information summarizes, for each of our directors, his or her principal occupations and other public company directorships for at least the last five years and information regarding the specific experiences, qualifications, attributes and skills of such director:

John Tan Honjian brings extensive expertise as a corporate strategist and private equity investor with significant legal experience in local and cross-border corporate mergers and acquisitions, corporate joint ventures and strategic alliances, foreign investment, private equity and venture capital deals, private fund establishment and structuring for private equity funds and venture capital funds, project financing, structuring of investment deals for high net-worth family offices, strategic structuring of business deals, and property transactions for both corporate and individual clients. Since January 2015, Mr. Tan has served as Chairman and CEO of AEI Capital Group headquartered in Kuala Lumpur, Malaysia with satellite offices in Singapore and Hong Kong, where he leads the Asia-Pacific-focused private equity investment group with AUM exceeding USD $3.0 billion with the support of a seasoned team backed by diverse experience in more than 100 M&A transactions, exceeding 50 private equity deals and above 20 IPO exercises in major financial centers such as New York, Hong Kong, Singapore, Sydney and Kuala Lumpur. AEI Capital Group specializes in late-stage, pre-IPO investments, merger and acquisition/joint venture transactions, private equity/venture capital deals, private investment in public equity (PIPE), hedge fund portfolio, private fund structuring, and buy-out of high growth small and medium-sized enterprises and tech ventures, with preferred exit via IPO on global stock exchanges such as HKEX, ASX and NASDAQ. AEI Capital Group received the award of Best Private Equity Firm (East Asia) in Fund Awards 2021 granted by Wealth & Finance International (WFI). Since January 2020, Mr. Tan has served as co-President, Investment Banking Services Group at European Credit Investment Bank Ltd. where he leads its offshore investment banking services group to serve small-mid cap listed companies across Asia Pacific whose capital market needs are still mostly underserved by onshore investment banks and global institutional investors. Mr. Tan has served on the board of directors of various high growth companies across Asia Pacific and acted as the board advisor to various public listed companies across Asia Pacific. Earlier in his career, Mr. Tan specialized in mergers and acquisitions, capital markets and private equity as a common law-qualified cross-border corporate lawyer at Rajah and Tann Singapore LLP, the largest law firm in the ASEAN region, headquartered in Singapore, with affiliate offices in Cambodia, China, Indonesia, Laos, Malaysia, Myanmar, Philippines, Thailand and Vietnam, and founded in 1976. Mr. Tan also served as the regional counsel for a Fortune 100 Company in charge of the ASEAN and South Asia regions. Mr. Tan has received the honor of Global Innovator Award 2018 in Finance and Investment Category by Global SME Alliance, United Nations due to his significant contribution on ASEAN-plus-China One-Belt-One-Road private equity investment thesis. Mr. Tan spoke as a Panel Speaker in the Global SME Summit alongside global leaders such as France’s ex-Prime Minister Mr. Jean-Pierre Raffarin and China’s ex-Vice Premier Mdm. Wu Gui Xian. Mr. Tan completed his Master of Business Administration (MBA) Essentials Programme at the London School of Economics and Political Science (LSE), with an Executive Program completed at the University of Oxford on Blockchain Strategy. He also completed his Postgraduate Executive Programme in Alternative Investments at Harvard University. Based on Mr. Tan’s extensive experience, our Board believes that Mr. Tan has the appropriate set of skills to serve as Chairman of the Board.

Victor Chua Kok Hoe is the Managing Partner and Founder of Vynn Capital, a venture capital firm investing in early-stage technology companies in the Asia Pacific that works alongside family offices and large institutions and companies in technology adoption and innovation. Vynn Capital is a partner of the United Nations World Tourism Organization that works with companies in the industries of travel mobility, property, food and fast-moving consumer goods or packaged goods. Prior to that, he was the Vice President of Investments for Gobi Partners, an early-to-late-stage venture capital firm where he managed two Southeast Asia-focused early-stage funds and a growth stage fund. Prior to that, he served with the venture capital arm of Malaysia’s Ministry of Finance where he managed direct and indirect investments. Some of the notable investments he supervised include Carsome (Malaysia), Travelio (Indonesia), Dropee, Triip.me (Vietnam), Hermo and Jirnexu. Earlier in his career, Mr. Chua worked for Willis Towers Watson, where he advised corporate, pension and sovereign wealth funds on investment strategies. He was an honoree of the Forbes Asia 30 under 30 in 2017. He is the Immediate Past Chairman of the Malaysia Venture Capital and Private Equity Association and a mentor with the Founder Institute and other grass-root entrepreneurial initiatives. Mr. Chua is also a Council Member of the Malaysian Venture Capital and Private Equity Development Council appointed by the Securities Commission of Malaysia. Mr. Chua was also a startup founder of an online education platform as well as two other businesses. He is a member of Mensa and a CFA charter holder. Based on Mr. Chua’s extensive experience, our Board believes that Mr. Chua has the appropriate set of skills to serve as a member of the Board.

Ken Lim Zhao Qi has served as Chief Executive Officer and Executive Director of the European Credit Investment Bank Ltd, a licensed midshore investment bank based in Labuan, Malaysia, since 2014. During his tenure, he has been responsible for substantial growth of the bank. Since 2023, he has served as the Chairman of the Labuan Investment Banking Association and has served on the board of Sentoria Group Berhad, a tourism resort and integrated travel destination operator listed on the Bursa Malaysia Stock Exchange. Mr. Lim received his Bachelor’s degree from the University Technology of Sydney. Based on Mr. Lim’s extensive experience, our Board believes that Mr. Lim has the appropriate set of skills to serve as a member of the Board.

Ethan Low Yu Jie is the Deputy President of Corporate Development and Portfolio Management for the AEI Capital Group, a growth equity investment firm, where he has served in such role since January 2024. He has worked for AEI Capital Group in various roles of increasing responsibility since 2016. Mr. Low’s responsibilities have included assisting the company’s chief executive officer in the company’s private equity investments and portfolio management activities, overseeing compliance matters and serving as a director for some of the company’s subsidiaries. Mr. Low was a practicing lawyer prior to joining AEI Capital Group. Mr. Low received his Bachelor of Laws degree from the University of Malaya. Based on Mr. Low’s extensive experience, our Board believes that Mr. Low has the appropriate set of skills to serve as a member of the Board.

Constance Wong Poh Yin is Senior Vice President of Group Operations and Business Development at AEI Capital Group, where she has served in that role since January 2024. Since 2016, she has held various roles of increasing importance at AEI Capital Group focusing on improving operational processes and supporting the company’s growth through business development strategies. Prior to that, Ms. Wong began her career as a practicing lawyer. Ms. Wong holds a Bachelor of Laws degree from the University of Malaya. Based on Ms. Wong’s extensive experience, our Board believes that Ms. Wong has the appropriate set of skills to serve as a member of the Board.

Executive Officers

The following information summarizes, for each of our officers, his or her principal occupations and other employment for at least the last five years:

Christian-Laurent Bonte has served as our Chief Executive Officer since December 2025 and was a member of our board from August 2024 to July 2025. He is the owner of Far Cap Pte Ltd, a Singapore-based business founded by Mr. Bonte in December 2017, and which is engaged in corporate financing and investing transactions primarily focused on the technology industry. He served as Managing Director of Far Cap Pte Ltd from December 2021 to March 2024. Most recently, Mr. Bonte joined Meyzer Capital Management Pte Ltd, a management consulting and alternative investments platform, in March 2024 and, since July 2024, has served as Executive Director with responsibilities for fund management. From August 2017 to December 2021, Mr. Bonte served as Managing Director of ARC Capital Ltd, an investment bank focusing on middle market transactions with offices in Asia and the United States.

Mohd Azham Azudin has served as our Chief Operating Officer since December 2024. He has over 25 years of investment experience specifically in private equity, venture capital deals, and corporate advisory, including corporate structuring, finance, and mergers and acquisitions. Since March 2023, he has served as Vice President of Group Investments and Corporate Advisory at AEI Capital Ltd. Mr. Azudin will retain such role, however, in such capacity, he will also serve as the Chief Operating Officer of the Company. Prior to his current role, from September 2022 to January 2023, Mr. Azudin served as the Lead Executioner for the Security Token Offering (“STO”) Division at ATA Global Inc. US. From March 2021 to June 2021, Mr. Azudin was involved in the F&B Fund Framework and Conceptualization Paper at Articulate Fusion Sdn. Bhd. Mr. Azudin served as Vice President in Private Equity Investments at Malaysian Development Bank’s Private Equity Management Company from 2007 to 2010 and as the Executive Vice President in Corporate Affairs at Quest MasteryAsia Group from 2017 to 2021. Mr. Azudin holds a chartered accountant designation from the Malaysia Institute of Accountants.

Syed Johan bin Syed Mohd has served as our Chief Technology Officer since April 2025. He is a dynamic and accomplished technology and e-commerce professional, who has served as the Vice President and Chief Operating Officer (COO) of AEI Tech Venture since 2018. Mr. Mohd will retain such role, however, in such capacity, he will also serve as the Chief Technology Officer of the Company. Mr. Mohd graduated from the University of Malaya with a bachelor’s degree in marketing.

Gillian Tan Rou Yee has served as our Company Secretary since December 2024. She is a legal professional, who earned her LLB degree from the University of the West of England, Bristol, in 2019. Following her undergraduate studies, Ms. Tan pursued further education at the City Law School, University of London, where she completed the Bar Professional Training Course (BPTC) and obtained a Master’s in Law, in 2020 and 2021, respectively. Ms. Tan began her legal career when she was called to the Bar of England and Wales at Lincoln’s Inn in 2020. She completed her chambering in 2021 at Messrs. Gideon Tan Razali Zaini, focusing on litigation. In 2022, she completed her chambering and was called to the Malaysian Bar as an advocate and solicitor of the High Court of Malaya, and she subsequently practiced as a lawyer specializing in corporate-commercial law until 2023 at Messrs. J.M. Chong, Vincent Chee & Co. as a Legal Associate. In April 2024, Ms. Tan transitioned to her current role as In-House Lead Counsel at AEI Capital Group. In this position, she leverages her expertise in corporate law to contribute significantly to the organization’s legal strategies.

Corporate Governance

Board and Board Committees

The Company’s Bylaws provide that the Board, by resolution adopted by a majority of the whole Board, may designate one or more other committees, with each such committee to consist of two or more directors. As of the date of this Proxy Statement, the Board consists of five members.

The Board annually elects from its members the Audit and Compensation Committees. The Board may also, from time to time, appoint ad hoc committees. Currently, the Board has not appointed a Nominating and Corporate Governance Committee. The Board believes the nominating and corporate governance responsibilities are best handled, at this time, by the full Board, given its size.

During its fiscal year ended December 31, 2025, the Board and its committees did not hold any formal meetings. The Board encourages all directors to attend the Company’s annual meeting of stockholders.

Each of the standing Committees of the Board operates pursuant to a written Committee Charter. Copies of these Charters can be obtained free of charge from the Corporate Governance portion of the Investors section of the Company’s website, www.opgen.com.

Director Independence

An “independent director” is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Messrs. Chua and Lim are “independent” directors as defined in the applicable Nasdaq listing standards and applicable SEC rules. Our independent directors will conduct regularly scheduled meetings at which only independent directors are present.

While Nasdaq listing standards generally require that a majority of the Board be independent, under NASDAQ Rule 4350(c), a controlled company (as defined by Nasdaq listing standards) is exempt from certain independent director requirements set forth in this rule. The Company operates as a controlled company and may therefore rely on such exemption.

Audit Committee

The current members of our audit committee are: Messrs. Lim Zhao Qi (Chair) and Chua Kok Hoe. Each member of the audit committee is expected to be financially literate, and Mr. Lim Zhao Qi qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise. We have adopted an audit committee charter that details the purposes and responsibilities of the committee, including:

-	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

-	approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

-	reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;

-	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

-	reviewing the adequacy of our internal control over financial reporting;

-	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

-	reviewing the Company’s periodic reports to be filed with the SEC;

-	recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

-	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

-	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;

-	overseeing our compliance with applicable legal and regulatory requirements;

-	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

-	reviewing quarterly earnings releases, if applicable.

To the Board of Directors of OpGen, Inc.

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and for issuing a report on our financial statements. The Audit Committee’s responsibility is to monitor and oversee those processes. We hereby report to the Board that, in connection with the financial statements for the year ended December 31, 2024, we have:

-	reviewed and discussed the audited financial statements with management and our independent registered public accounting firm;

-	reviewed and discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and

-	received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence.

Based on the discussions and our review discussed above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Respectfully submitted,

The Audit Committee of OpGen, Inc.

Ken Lim Zhao Qi

Victor Chua Kok Hoe

Date: February 10, 2026

Compensation Committee

The members of our compensation committee are: Messrs. Kok Hoe (Chair) and Lim Zhao Qi. We have adopted a compensation committee charter that details the purposes and responsibilities of the committee, including:

-	annually reviewing and recommending to our Board corporate goals and objectives, and determining the achievement thereof, relevant to the compensation of our Chief Executive Officer and other executive officers;

-	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and recommending to our Board the compensation of our Chief Executive Officer;

-	determining, or reviewing and recommending to our Board for approval, the compensation of our other executive officers;

-	reviewing and establishing our overall management compensation philosophy and policy;

-	overseeing and administering our compensation and similar plans;

-	evaluating and assessing potential current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq Stock Market rules;

-	retaining and approving the compensation of any compensation advisors;

-	reviewing and approving, or reviewing and recommending to our Board for approval, our policies and procedures for the grant of equity-based awards;

-	determining or reviewing and making recommendations to our Board with respect to director compensation;

-	preparing the compensation committee report required by SEC rules to be included in our annual proxy statement;

-	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

-	reviewing and discussing with our Board corporate succession plans for the Chief Executive Officer and other key officers.

Nomination of Directors

The full Board acts to evaluate, on an annual basis, the composition of the Board and the skills, qualifications, business attributes and experience of the existing Board members. The specific process for identifying and evaluating new directors, including stockholder-recommended nominees, if any, will vary based on an assessment of the then-current needs of the Board and the Company. The Board will determine the desired profile of a new director, the competencies we are seeking, including experience in one or more areas of need, as determined by the Board. Candidates will be evaluated in light of the target criteria chosen.

Board Diversity

Although the Board does not have a formal diversity policy, in addition to the considerations described above, the Board considers race and gender diversity in selection of qualified candidates as well as the overall skills and experience of such candidates.

Board Leadership Structure and Role in Risk Oversight

The Board assesses this leadership structure to ensure the interests of the Company and its stockholders are best served. The Board does not currently have a lead independent director. The Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company or other relevant factors. Currently, Mr. Tan serves as the Company’s chairman.

The Board is responsible for oversight of the Company’s risk management practices, while management is responsible for the day-to-day risk management processes. The Board receives periodic reports from management regarding the most significant risks facing the Company. We believe that this division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s Board leadership structure will support this approach.

Board Role in Risk Management

Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board addresses the principal risks associated with those operations and corporate functions. This includes risks relating to regulatory matters and compliance needs of the organization. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our Board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm. The Audit Committee oversees the operation of our risk management program, including the identification of the principal risks associated with our business and periodic updates to such risks, and reports to our Board regarding these activities.

The Compensation Committee assesses the impact risks inherent in the annual and long-term incentive plans could have on the Company. After review, the Compensation Committee does not believe that the Company’s executive compensation practices or programs are likely to have a material adverse effect on the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than 10% of the Company’s outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and any other equity securities of the Company. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the Company’s records and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the 2024 fiscal year, except the following: (i) Forms 4 for Constance Wong Poh Yin, Victor Chua Kok Hoe, Ethan Low Yu Jie, Ken Lim Zhao Qi, and Christian-Laurent Bonte were filed on December 19, 2024 for a transaction on November 6, 2024, (ii) Forms 3 for Constance Wong Poh Yin, Victor Chua Kok Hoe, Ethan Low Yu Jie, Ken Lim Zhao Qi, and Christian-Laurent Bonte were filed on December 19, 2024 for events occurring on August 9, 2024, (iii) Forms 3 and Forms 4 for Mohd Azham Azudin and Gillian Tan Rou Yee were filed on December 19, 2024 for events occurring on December 4, 2024, (iv) Form 4 for AEI Capital Ltd. was filed on December 10, 2024 for events occurring as early as August 5, 2024, (v) Form 4 for AEI Capital Ltd. was filed on October 8, 2024 for events occurring as early as August 5, 2024, and (vi) Form 3 for AEI Capital Ltd. was filed on August 28, 2024 for an event occurring on July 30, 2024.

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the Corporate Governance section of our website, which is located at www.opgen.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Insider Trading Policies

We have adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees. A copy of our insider trading policy is attached as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Policies for Approval of Related Person Transactions

We have adopted a written policy that transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each, a related person, must be approved by our Audit Committee.

Certain Relationships and Related Person Transactions

Other than compensation for our directors and named executive officers that are described elsewhere in this Proxy Statement and for the transactions described below, there were and are no transactions or series of similar transactions, during or after our last two fiscal years, to which we were a party or will be a party, in which: (i) the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the past two completed fiscal years; and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

In March 2024, the Company entered into a securities purchase agreement with David E. Lazar, a private investor, pursuant to which he agreed to purchase 3,000,000 shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”) of the Company at a price of $1.00 per share for aggregate gross proceeds of $3,000,000 (the “March 2024 Private Placement”). Upon the initial closing of the transaction, Mr. Lazar was appointed as our Chief Executive Officer, Chairman, and member of our Board. Mr. Lazar’s compensation for service as our Chief Executive Officer, Chairman, and Board member is described in this Proxy Statement in the section entitled “Executive Compensation.” In July 2024, Mr. Lazar consummated a transaction pursuant to which he sold his shares of Series E Preferred Stock together with his rights to purchase the additional shares of Series E Preferred Stock under the March 2024 Purchase Agreement to AEI Capital Ltd. In conjunction with the transaction, Mr. Lazar resigned as CEO, Chairman and Director of the Company, effective August 2, 2024, but he currently maintains a role as President.

On January 2, 2024, AEI Capital Ltd., the Company’s controlling stockholder (“AEI Capital”), entered into a Letter of Engagement with a privately held company (the “Client”), pursuant to which AEI Capital agreed to provide certain listing advisory services relating to the preparation and facilitation of an initial public offering for the Client (the “Engagement Agreement”). In consideration for such services, AEI Capital is entitled to receive a fee consisting of: (i) 3.5% of the outstanding equity interests of the Client (the “Equity Consideration”) and (ii) $200,000 (the “Cash Consideration,” and collectively, with the Equity Consideration, the “Consideration”). On October 2, 2024, CapForce International Holdings Ltd. (“CapForce”), which was organized by the Company for purposes of repositioning itself as a new business in the digital investment banking industry powered by financial technology, entered into an Agreement of Assignment of Mandate with AEI Capital in respect of Direct Listing Sponsorship Advisory Services (the “Assignment Agreement”), pursuant to which AEI Capital assigned its rights and obligations within a portion of the Engagement Agreement for the advisory fee equivalent to 2.1% of the outstanding equity interests of the Client and $120,000 to CapForce. As a result, pursuant to the Assignment Agreement, CapForce completed the first performance obligation within the Engagement Agreement in the fourth quarter of 2024, earning proceeds of $5.0 million in the Client’s equity. During the second quarter of 2025, CapForce completed the second performance obligation within the Engagement Agreement, earning proceeds of $4.0 million in the Client’s equity. Mr. Tan Honjian, the CEO of AEI Capital Ltd. and the chairman and former chief executive officer of the Company, serves as a member of the Board of Directors of the Client, making the Client a related party. The Engagement Agreement and Assignment Agreement were conducted in the ordinary course of business and on terms comparable to those with unrelated third parties. The Company’s management and Board of Directors have evaluated the relationship and concluded that appropriate governance and conflict of interest procedures were followed.

In August 2024, the Company and AEI Capital Ltd. entered into a Securities Purchase Agreement (the “August 2024 Securities Purchase Agreement”), pursuant to which the Company had the right, in its sole discretion, to sell to AEI Capital Ltd. shares of common stock having an aggregate value of up to $3.0 million. The purchase price for any shares sold under the August 2024 Securities Purchase Agreement is the closing sales price on the Nasdaq Capital Market of the Company’s common stock as of the date immediately prior to the date of sale. In addition, in October 2024, the Company and AEI Capital Ltd. entered into a First Amendment (the “Amendment”) to the August 2024 Securities Purchase Agreement. The Amendment amended the August 2024 Securities Purchase Agreement by: (1) granting the Company the right to sell two additional tranches of common stock to AEI Capital Ltd. of $3.0 million each, for an aggregate amount of $9.0 million under the Purchase Agreement; and (2) extending the Company’s ability to sell shares of common stock to AEI Capital Ltd. under the Purchase Agreement until December 31, 2025. As of December 31, 2024, the Company sold 1,079,109 shares of common stock to AEI Capital Ltd. for gross proceeds of $2.0 million before deducting offering expenses. Accordingly, the Company has the right, in its discretion, to sell to AEI Capital Ltd., at any time prior to December 31, 2025, shares of common stock, par value $0.01 per share (the “Shares”), of the Company having an aggregate value of up to an additional $7.0 million.

On December 1, 2025, the Company entered into a Share Sale Agreement (the “Purchase Agreement”) with AEI Capital Ltd., a company incorporated under the laws of the British Virgin Islands and controlling stockholder of the Company (the “Seller”), pursuant to which the Seller agreed to sell all of the issued and outstanding ordinary shares (the “Shares”) of Sun Investment Enterprises Limited, a company incorporated under the laws of the British Virgin Islands (the “Holding Company”). The Holding Company is the owner of all of the equity interests of iCapX Sdn. Bhd., a private company limited by shares incorporated under the laws of Malaysia providing cap table management fintech platform services to companies (“iCapX”). The purchase price for the Shares was $12,278,703.08. The Company will pay the purchase price through the issuance of 2,028,867 shares of common stock at a price of $6.052 per share. As a result of the Company’s acquisition of the Shares of the Holding Company, iCapX became an indirect, wholly-owned subsidiary of the Company. iCapX operates a cap table management fintech platform and provides related corporate advisory services to its clientele. Such corporate advisory services include iCapX’s agreement with a privately held company, pursuant to which iCapX is entitled to receive an advisory fee equal to 1.4% of the common stock of the Client and $80,000 cash, upon the satisfaction of certain conditions. The Seller is the Company’s controlling shareholder as well as the owner of 100% of the issued and outstanding capital stock of the Holding Company. In determining the purchase price for the Shares, the parties performed a peer group comparison and supplemented the analysis with value-add considerations to incorporate company-specific attributes and differentiation factors.

Policies for Approval of Related Person Transactions

We have adopted a written policy that transactions with directors, officers, and holders of 5% or more of our voting securities and their affiliates, each, a related person, must be approved by our Audit Committee.

Communications with the Board of Directors

Stockholders who want to communicate with members of the Board, including the independent directors, individually or as a group, should address their communications to the Board, the Board members or the Board committee, as the case may be, and send them to c/o Chair of the Audit Committee, OpGen, Inc., 23219 Stringtown Road, Suite 300, Clarksburg, Maryland 20871. The Chair of the Audit Committee will forward all such communications directly to such Board members. Any such communications may be made on an anonymous and confidential basis.

Besides the change in the Company’s business address, there have been no changes to the procedures by which interested parties may communicate with the Board.

Procedures for Nominating a Director Candidate

The Board considers nominations by stockholders who recommend candidates for election to the Board. The Board evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. A stockholder seeking to recommend a prospective candidate for the Board’s consideration may do so by writing to the Company Secretary c/o OpGen, Inc., 23219 Stringtown Road, Suite 300, Clarksburg, Maryland 20871. Recommendations submitted for consideration by the Board in preparation for the 2026 Annual Meeting of Stockholders must be received after the close of business on October 13, 2026, which is the 120th day prior to the first anniversary of the date on which this Proxy Statement was first made available to our stockholders in connection with this Annual Meeting, and no later than the close of business on November 12, 2026, which is the 90th day prior to the first anniversary of the date on which this Proxy Statement was first made available to our stockholders in connection with this Annual Meeting. If we change the date of the 2026 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, recommendations for director candidates must be received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed and public disclosure was made.

Each notice of recommendation must contain the information required under our Bylaws, including: (a) for each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company’s books, of such stockholder and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Company which are beneficially owned by such person. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

EXECUTIVE COMPENSATION

We are currently a “smaller reporting company” as defined by Item 10 of the Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

Summary Compensation Table for 2025 and 2024

Our named executive officers for 2025 are Christian-Laurent Benoit Bonte, Mohd Azham Azudin, Syed Johan bin Syed Mohd and John Tan Honjian. The table below provides disclosure for the years ended December 31, 2025 and 2024 for our named executive officers. John Tan Honjian was appointed to CEO, Chairman and Director of the Company in August 2, 2024 in connection with the July 2024 transaction whereby AEI Capital Ltd. purchased shares of Series E Preferred Stock and the rights to purchase additional shares of Series E Preferred Stock pursuant to the March 2024 Purchase Agreement from Mr. David E. Lazar, a private investor and the Company’s former chief executive officer. On December 1, 2025, John Tan Honjian resigned from his position of Chief Executive Officer of the Company, and Christian-Laurent Benoit Bonte was appointed Chief Executive Officer. John Tan Honjian continues in his position as Chairman of the Board of Directors of the Company.

Named Executive Officer and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2)(3) ($)	All Other Compensation ($)		Total ($)
John Tan Honjian	2025	$-	$-	$-		$-	$-	$25,000	(4)	$25,000
Chief Executive Officer	2024	$-	$-	$-		$-	$-	$-		$-

Christian-Laurent Benoit Bonte	2025	$13,000	$-	$-		$-	$-	$-		$13,000
Chief Executive Officer	2024	$-	$-	$49,999	(5)	$-	$-	$-		$49,999

Mohd Azham Azudin	2025	$-	$-	$-		$-	$-	$12,500	(4)	$12,500
Chief Operating Officer	2024	$-	$-	$50,000		$-	$-	$-		$50,000

Syed Johan Bin Syed Mohd	2025	$-	$-	$40,001		$-	$-	$-		$40,001
Chief Technology Officer	2024	$-	$-	$-		$-	$-	$-		$-

(1)	The “Stock Awards” column reflects the grant date fair value for all restricted stock units awarded under the Amended and Restated 2015 Incentive Plan (the “Plan”) during 2025 and 2024, respectively. The “Option Awards” column reflects the grant date fair value for all stock option awards granted under the 2015 and 2022 Incentive Plans during 2025 and 2024, respectively. These amounts are determined in accordance with FASB Accounting Standards Codification 718 (ASC 718), without regard to any estimate of forfeiture for service vesting. Assumptions used in the calculation of the amounts in these columns for 2025 and 2024 are included in a footnote to the Company’s consolidated audited financial statements for the year ended December 31, 2024 and will be included in a footnote to the Company’s consolidated audited financial statements for the year ended December 31, 2025.
(2)	Represents annual incentive bonuses paid under an annual performance-based cash incentive plan. Corporate performance goals are established by the Compensation Committee for each year. The incentive bonuses are determined by the Compensation Committee based on the achievement of corporate performance goals. The Compensation Committee determined not to grant any such bonuses to the named executed officers for the fiscal years ended December 31, 2025 and 2024.
(3)	The named executive officers were eligible to receive performance-based cash bonuses for the fiscal years ended December 31, 2025 and 2024. The Compensation Committee determined not to grant any such bonuses to the named executed officers for the fiscal year ended December 31, 2025 and 2024.
(4)	Mr. Honjian’s and Mr. Azudin’s “All Other Compensation” for 2025 represent amounts paid for consulting services by each consultant.
(5)	Mr. Bonte’s “Stock Awards” for 2024 represents amounts paid in his capacity as a Board member.

Agreements with Our Named Executive Officers

Mr. Bonte is party to an employment agreement with the Company. Pursuant to his employment agreement, Mr. Bonte’s initial base salary is $156,000. He is entitled to a guaranteed minimum annual bonus equal to one month of base salary payable upon the completion of his first year of service and a performance bonus ranging from $26,000 to $312,000, subject to performance. He is also eligible for an annual stock grant worth $200,000, subject to performance. Bonte’s employment may be terminated by the Company at any time by one (1) month written notice by the Company.

Mr. Azudin is party to a consulting agreement with the Company relating to his service as Chief Operating Officer. The consulting agreement provides that Mr. Azudin will receive a base salary of $50,000 per year. Under the consulting agreement, the Company may elect to pay such base salary, or a portion thereof, by granting Mr. Azudin equity securities of the Company.

Mr. Mohd is party to a consulting agreement with the Company relating to his service as Chief Technology Officer. The consulting agreement provides that Mr. Mohd will receive, on an annual basis, a grant of restricted stock units representing a number of shares of common stock having a value equivalent to $40,000 as of the date of grant.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows the outstanding equity awards held by the named executive officers as of December 31, 2025.

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not Vested	Market Value of Shares of Stock that have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)(1)
John Tan Honjian	-	-	-	-	-	-	-	-	-
Mohd Azham Azudin(2)	-	-	-	-	-	31,250	$496,875	-	-
Christian-Laurent Benoit Bonte(3)	-	-	-	-	-	28,571	$454,279	-	-
Syed Johan Bin Syed Mohd(4)	-	-	-	-	-	9,709	$154,373	-	-

(1)	Calculated based on the closing price of the common stock on the Nasdaq Capital Market on December 31, 2025 (the last trading day of 2025) of $15.90 per share.
(2)	Mr. Azudin Mohd Azham was granted restricted stock units on December 4, 2024 (31,250) which vest over one year, but the awards will not be issued or vest until the Company’s stockholders approve the Company’s new equity incentive plan, which the Company plans to propose at the upcoming Annual Meeting of stockholders.
(3)	Mr. Christian-Laurent Benoit Bonte was granted restricted stock units on November 6, 2024 (28,571) which vest over one year, but the awards will not be issued or vest until the Company’s stockholders approve the Company’s new equity incentive plan, which the Company plans to propose at the upcoming Annual Meeting of stockholders.
(4)	Mr. Syed Johan Bin Syed Mohd was granted restricted stock units on April 1, 2025 (9,709) which vest over one year, but the awards will not be issued or vest until the Company’s stockholders approve the Company’s new equity incentive plan, which the Company plans to propose at the upcoming Annual Meeting of stockholders.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended December 31, 2025 and 2024, and our financial performance for each such fiscal year:

Pay Versus Performance
Year (a)	Summary Compensation Table for PEO (b)(1)	Compensation Actually Paid to PEO (c)(3)	Average Summary Compensation Table Totals for non-PEO named executive officers (d)(1)	Average Compensation Actually Paid to non-PEO named executive officers (e)(3)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return (f)	Net Income (thousands) (g)
2025	$38,000	$475,136	$26,251	$618,748	$378.57	$26,678	(2)
2024	$49,999	$17,143	$50,000	$18,750	$2.13	$11,993

(1)	Our PEOs for 2025 and 2024 are Christian-Laurent Benoit Bonte and John Tan Honjian, and our Non-PEO named executives officers for whom the average compensation is presented in this table for 2025 and 2024 are Mohd Azham Azudin and Syed Johan bin Syed Mohd.
(2)	Represents preliminary net income for 2025 prior to the completion of the Company’s audit of its financial statements for the year ended December 31, 2025.
(3)	Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2025		2024
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$0	$(40,001)	$(49,999)	$(50,000)
Deduction for Grants of Stock Awards Reported under “Non-Equity Incentive Plan Compensation” Column in the Summary Compensation Table for Applicable FY	$0	$0	$0	$0
Increase in Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$0	$154,373	$17,143	$18,750
Increase in Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$0	$0	$0	$0
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in Fair Value from Prior FY End to Applicable FY End	$437,136	$478,125	$0	$0
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in Fair Value from Prior FY End to Vesting Date	$0	$0	$0	$0
Deduction of Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$0	$0	$0	$0
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	$0	$0	$0	$0
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	$0	$0	$0	$0
TOTAL ADJUSTMENTS	$437,136	$592,497	$(32,856)	$(31,250)

Relationship Between Financial Performance Measures

While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative Total Shareholder Return

The following chart sets forth the relationship between “compensation actually paid” to our principal executive officer, the “average of compensation actually paid” to our non-principal executive officer NEOs, and the Company’s cumulative total shareholder return over the two most recently completed fiscal years or periods thereof:

Compensation Actually Paid vs. Company Total Shareholder Return (TSR)
Compensation Actually Paid
Cumulative TSR (value of initial $100 investment)
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
$17,143
$2.13
$18,750
$475,136
$378.57
$618,748
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return

Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between “compensation actually paid” to our principal executive officer, the “average of compensation actually paid” to our non-principal executive officer NEOs, and our net income during the two most recently completed fiscal years or periods thereof:

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
Net Income (thousands)
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$17,143
$18,750
$11,993
$475,136
$618,748
$26,678
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Director Compensation

Prior to the initial closing of the March 2024 Private Placement, our Board of Directors adopted a non-employee director compensation plan providing for certain cash and equity compensation to be provided to the Company’s non-employee directors for their service on the Board and its committees. Pursuant to such plan, each non-employee director received an annual cash retainer of $25,000, or, with respect to the Chairman of the Board, $75,000, plus additional annual cash compensation for the Board and committee chairs ($15,000 for Audit Committee and $12,000 for Compensation Committee) and for committee members ($7,000 for Audit Committee and $6,000 for Compensation Committee). In addition, new non-employee directors received an initial equity grant and each non-employee director received an annual equity grant. Under such program, each non-employee director received an initial grant of between 1,500 and 3,000 restricted stock units and an annual grant to non-employee directors of 1,500 restricted stock units. All such awards were made under the Company’s 2015 Equity Incentive Plan. Consistent with the Company’s cash management efforts, the Company reduced its director compensation plan by forty percent (40%). Mr. Schacht did not receive additional compensation for his service on the Board. See “Summary Compensation Table” for his 2024 compensation.

Following the initial closing of the March 2024 Private Placement, the Company entered into director agreements with each of Messrs. Ben-Tzvi, Lazar, McMurdo and Natan. Pursuant to the director agreements, each director was entitled to receive from the Company a cash fee of $12,500 per quarter (pro-rated for any partial quarter) plus a one-time fee of $50,000 upon signing their director agreements. Such cash fees accrued until such time as the Company raises sufficient capital to pay the accrued but unpaid cash fees or the director elects to convert such unpaid fees into shares of common stock of the Company. The cash director fee would convert at a rate of $4.00 per share for each $1.00 of accrued and unpaid fee that is converted. In addition to the quarterly cash fee, under the director agreements, each director was granted 10,000 shares of restricted common stock.

In conjunction with Mr. Lazar’s resignation as CEO, Chairman and Director of the Company, effective August 2, 2024, on August 2, 2024, the Board appointed John Tan Honjian as Chief Executive Officer, Chairman and Director of the Company.

On August 9, 2024, following the transaction pursuant to which Mr. Lazar sold his shares of Series E Preferred Stock together with his rights to purchase the additional shares of Series E Preferred Stock under the March 2024 Purchase Agreement to AEI Capital Ltd., the Company’s Board of Directors (the “Board”) voted to appoint Christian-Laurent Bonte, Victor Chua Kok Hoe, Ken Lim Zhao Qi, Ethan Low Yu Jie and Constance Wong Poh Yin as directors of the Company. Pursuant to the director agreements, each director received from the Company restricted stock units having a value of $50,000, but the awards will not be issued until the Company’s stockholders approve the Company’s new equity incentive plan, which the Company plans to propose at the upcoming Annual Meeting of stockholders. All such awards are made under the Company’s 2015 Equity Incentive Plan. Mr. John Tan Honjian did not receive compensation for his service on the Board. See “Summary Compensation Table” for his 2024 compensation. On July 17, 2025, Mr. Christian-Laurent Benoit Bonte stepped down as a director in connection with his appointment as the Head of the Digital Investment Banking Arm of CapForce.

Compensation for the non-employee directors for the year ended December 31, 2025 was:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Ken Lim Zhao Qi	$-	$-	$-	$-
Ethan Low Yu Jie	$17,500	$-	$-	$17,500
Constance Wong Poh Yin	$15,060	$-	$-	$15,060
Victor Chua Kok Hoe	$-	$-	$-	$-

(1)	The “Stock Awards” column reflects the grant date fair value for all restricted stock awards granted under the 2015 Stock Options Plan during 2025. These amounts are determined in accordance with FASB Accounting Standards Codification 718 (ASC 718), without regard to any estimate of forfeiture for service vesting.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to recognize and support both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Changes to the Executive Team

In December 2025, Mr. Tan resigned as Chief Executive Officer, and Mr. Christian-Laurent Benoit Bonte was appointed Chief Executive Officer of the Company. Prior to his appointment, Mr. Bonte served as the Head of the Digital Investment Banking Arm of CapForce pursuant to an offer letter with CapForce.

In April 2025, Mr. Syed Johan bin Syed Mohd was appointed Chief Technology Officer. Mr. Mohd is primarily compensated by AEI Capital Ltd. for his service as officer of the Company. In addition, Mr. Mohd entered into a consulting agreement with the Company, pursuant to which he serves as an officer of the Company. The consulting agreement provides that Mr. Mohd will receive, on an annual basis, a grant of restricted stock units representing a number of shares of common stock having a value equivalent to $40,000 as of the date of grant.

In addition, in December 2024, Mr. Azudin and Ms. Tan were appointed Chief Operating Officer and Company Secretary, respectively. Both of Mr. Azudin and Ms. Tan are employees of AEI Capital Ltd. and are primarily compensated by AEI Capital Ltd. for their service as officers of the Company. In addition, each of Mr. Azudin and Ms. Tan entered into consulting agreements with the Company, pursuant to which they serve as officers of the Company. Mr. Azudin’s consulting agreement provides that he will receive a base salary of $50,000 per year, and Ms. Tan’s consulting agreement provides that she will receive a base salary of $25,000 per year. Under the consulting agreements, the Company may elect to pay base salaries, or a portion thereof, by granting equity securities of the Company.

Equity Compensation Plan Information

The following table shows, as of December 31, 2025, the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	1,301,855	$9.01	-
Equity compensation plans not approved by security holders	-	-	-
Total	1,301,855	$9.01	-

(1)	Includes 209,148 outstanding restricted stock units for which there is no exercise price.
(2)	Includes the weighted-average exercise price of stock options and warrants only.

2015 Plan

The 2015 Equity Incentive Plan, or 2015 Plan provides for the granting of incentive stock options within the meaning of Section 422 of the Code to employees and the granting of non-qualified stock options to employees, non-employee directors and consultants. The 2015 Plan also provides for grants of restricted stock, restricted stock units, stock appreciation rights, dividend equivalents and stock payments to employees, non-employee directors and consultants. The 2015 Plan was amended by the Compensation Committee in February 2017 to revise the provisions with respect to net settlement of awards in response to change in regulations, and to establish standard periods for exercise of vested stock options following termination of service events.

Administration. The Compensation Committee administers the 2015 Plan, including the determination of the recipient of an award, the number of shares or amount of cash subject to each award, whether an option is to be classified as an incentive stock option or non-qualified stock option, and the terms and conditions of each award, including the exercise and purchase prices and the vesting and duration of the award. Our Board may appoint one or more separate committees of our Board, each consisting of one or more members of our Board, to administer our 2015 Plan with respect to employees who are not subject to Section 16 of the Exchange Act. Subject to applicable law, our Board may also authorize one or more officers to designate employees, other than employees who are subject to Section 16 of the Exchange Act, to receive awards under our 2015 Plan and/or determine the number of such awards to be received by such employees subject to limits specified by our Board.

Authorized shares. Under our 2015 Plan, the aggregate number of shares of our common stock authorized for issuance may not exceed (1) 271 plus (2) the sum of the number of shares subject to outstanding awards under the 2008 Plan as of the 2015 Plan’s effective date that are subsequently forfeited or terminated for any reason before being exercised or settled, plus the number of shares subject to vesting restrictions under the 2008 Plan on the 2015 Plan’s effective date that are subsequently forfeited. In addition, the number of shares that have been authorized for issuance under the 2015 Plan are automatically increased on the first day of each fiscal year beginning on January 1, 2016 and ending on (and including) January 1, 2025, in an amount equal to the lesser of (i) 4% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year, and (ii) another lesser amount determined by our Board. As of April 1, 2025, the 2015 Plan expired and no additional awards were available for issuance under such 2015 Plan.

Shares subject to awards granted under the 2015 Plan that are forfeited or terminated before being exercised or settled, or are not delivered to the participant because such award is settled in cash, will again become available for issuance under the 2015 Plan. However, shares that have actually been issued shall not again become available unless forfeited. No more than 800 shares may be delivered upon the exercise of incentive stock options granted under the 2015 Plan.

Types of Awards

Stock options. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under our 2015 Plan, incentive stock options and non-qualified options must be granted with an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of our voting shares must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. Payment of the exercise price may be made in cash or, if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (3) by a “net exercise” arrangement, or (4) by any other form that is consistent with applicable laws, regulations and rules.

Restricted stock. Restricted stock is a share award that may be subject to vesting conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. Participants who are granted restricted stock awards generally have all of the rights of a stockholder with respect to such stock, other than the right to transfer such stock prior to vesting.

Restricted stock units. Restricted stock units give recipients the right to acquire a specified number of shares of stock at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by our Compensation Committee and as set forth in a restricted stock unit agreement. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the restricted stock units have vested and are settled, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled.

Dividend equivalents. At our Compensation Committee’s discretion, performance-based restricted stock or restricted stock unit awards may provide for the right to dividend equivalents. Subject to the terms of the 2015 Plan, our Compensation Committee will determine the terms and conditions of any stock unit award, which will be set forth in a stock unit agreement to be entered into between us and each recipient.

Stock appreciation rights. Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The exercise price of a stock appreciation right will be determined by our Compensation Committee, which shall not be less than the fair market value of our common stock on the date of grant. Our Compensation Committee may elect to pay stock appreciation rights in cash or in common stock or in a combination of cash and common stock.

Performance-based awards. Awards under our 2015 Plan may be made subject to the attainment of performance goals.

Other Plan Features

No Transfer. Unless the agreement evidencing an award expressly provides otherwise, no award granted under the 2015 Plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), other than by will or the laws of descent and distribution, provided, however, that an incentive stock option may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Adjustments. In the event of a recapitalization, stock split or similar capital transaction, our Compensation Committee will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2015 Plan, the limitations regarding the total number of shares underlying awards given to an individual participant in any calendar year, the number of shares that can be issued as incentive stock options, the number of shares subject to outstanding awards and the exercise price under each outstanding option or stock appreciation right.

Change in Control. If we are involved in a merger or other reorganization, outstanding awards will be subject to the agreement of merger or reorganization. Such agreement will provide for (1) the continuation of the outstanding awards by us if we are the surviving corporation, (2) the assumption or substitution of the outstanding awards by the surviving corporation or its parent or subsidiary, (3) immediate vesting, exercisability and settlement of the outstanding awards followed by their cancellation, or (4) settlement of the intrinsic value of the outstanding awards (whether or not vested or exercisable) in cash, cash equivalents, or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award or the underlying shares) followed by cancellation of such awards.

Termination or Amendment. Our Board may amend or terminate the 2015 Plan at any time, subject to stockholder approval where required by applicable law. Any amendment or termination may not materially impair the rights of holders of outstanding awards without their consent. No incentive stock option may be granted after the tenth anniversary of the date the 2015 Plan was adopted by our Board.

Effective Date. The 2015 Plan was initially adopted by our Board and subsequently approved by our stockholders in April 2015. The 2015 Plan became effective on May 4, 2015. Awards may be granted under the 2015 Plan until April 1, 2025.

Amended and Restated Stock Option Plan

In connection with the consummation of the Company’s business combination transaction with Curetis N.V., on April 1, 2020, the Company assumed and adopted the 2016 Stock Option Plan, as amended, of Curetis N.V., the former parent company of Curetis GmbH. The Company assumed the 2016 Stock Option Plan as the Amended and Restated Stock Option Plan of the Company (the “A&R Plan”). In connection with the foregoing, the Company assumed all awards thereunder that were outstanding as of April 1, 2020 and converted such awards into options to purchase shares of common stock of the Company pursuant to the terms of the applicable award.

The A&R Plan provides for the grant of stock options, which are the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. The Compensation Committee administers the A&R Plan, including taking all actions required or advisable for the administration and proper implementation of the A&R Plan; interpreting the A&R Plan unless specifically provided otherwise in the A&R Plan; and making all other decisions necessary or advisable to enable the administration and proper implementation of the A&R Plan. Under the A&R Plan, the aggregate number of shares of our common stock authorized for issuance shall not exceed 677. Following the assumption of the A&R Plan, no further grants have been or will be made under the A&R Plan.

Under the A&R Plan, in the event of a “change in control”, as defined in the A&R Plan, all the outstanding options will vest fully at the date of the change in control. However, in the event of a change in control due to a sale, merger, sale of substantially all of the assets or consolidation of the Company, all the outstanding options will be addressed in the applicable acquisition agreement. Such agreement may, at the sole discretion of the Compensation Committee and without the approval or the advice of the optionees being required, provide the following: (1) the continuation of the outstanding options by the Company (if the Company is the company that continues to exist); (2) the take-over of the A&R Plan and the outstanding options by the acquiring company or the company that continues to exist, or its parent company; (3) the replacement of the outstanding options by new option rights with conditions that are equivalent to the conditions of the outstanding options by the acquiring company or the company that continues to exist, or its parent company; or (4) the cancellation of each outstanding option in return for payment to the optionee of an amount per option equal to the difference between the fair market value of the common stock of the Company at the time of the closing under the purchase, merger, or consolidation agreement less the option price.

Except as expressly provided for under the A&R Plan, the awards granted under the A&R Plan may not be sold, assigned, transferred, pledged, mortgaged or otherwise disposed of. The Compensation Committee and the Board may alter, amend or terminate the Plan or any part thereof at any time and from time to time, provided, however, that no such alteration or amendment shall adversely affect the rights relating to any options granted or shares acquired upon exercise of options prior to that time.

2020 Stock Options Plan

The 2020 Stock Options Plan was approved by stockholders at the 2020 Annual Meeting of Stockholders and were granted on the date thereof. The 2020 Stock Options were granted with an exercise price equal to the fair market value of the common stock on the date of grant, or $424.00. No shares remain available for future awards under the 2020 Stock Options Plan. The following sets forth the principal terms of, and constitutes, the 2020 Stock Options Plan.

Administration. The Compensation Committee will administer the 2020 Stock Options Plan, including, whether, for U.S. taxpayer employees, an option is to be classified as an incentive stock option or non-qualified stock option.

Authorized shares. The aggregate number of shares of our common stock authorized for issuance under the 2020 Stock Options Plan is 6,500 shares of common stock. Shares subject to awards granted under the 2020 Stock Options Plan that are forfeited or terminated before being exercised will not be available for re-issuance under the 2020 Stock Options Plan. No more than 2,500 shares may be delivered per person upon the exercise of incentive stock options granted under the 2020 Stock Options Plan.

Stock options. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under our 2020 Stock Options Plan, incentive stock options and non-qualified options must be granted with an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of our voting shares must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. For non-employee directors, payment of the exercise price must be made in cash. For executive officers, payment of the exercise price may be made in cash or, if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (3) by a “net exercise” arrangement, or (4) by any other form that is consistent with applicable laws, regulations and rules.

No Transfer. No award granted under the 2020 Stock Options Plan may be transferred in any manner, other than by will or the laws of descent and distribution, provided, however, that an incentive stock option may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Adjustments. In the event of a recapitalization, stock split or similar capital transaction, the Compensation Committee will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2020 Stock Options Plan, the number of shares that can be issued as incentive stock options, the number of shares subject to outstanding awards and the exercise price under each outstanding stock option.

Change in Control. If we are involved in a merger or other reorganization, outstanding awards will be subject to the agreement of merger or reorganization. Such agreement will provide for (1) the continuation of the outstanding awards by us if we are the surviving corporation, (2) the assumption or substitution of the outstanding awards by the surviving corporation or its parent or subsidiary, (3) immediate vesting, exercisability and settlement of the outstanding awards followed by their cancellation, or (4) settlement of the intrinsic value of the outstanding awards (whether or not vested or exercisable) in cash, cash equivalents, or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award or the underlying shares) followed by cancellation of such awards.

Termination or Amendment. The 2020 Stock Options Plan can be terminated by the Board of Directors or Compensation Committee at any time, and, subject to stockholder approval where required by applicable law, can be amended. Any amendment or termination may not materially impair the rights of holders of outstanding awards without their consent.

Effective Date. The 2020 Stock Options Plan became effective upon approval by the stockholders at the 2020 Annual Meeting of Stockholders. The 2020 Stock Options Plan will terminate upon the expiration or termination of the last outstanding award.

Awards to Non-Employee Directors. The 2020 Stock Options granted to the members of the Board have a one-year vesting schedule, vesting quarterly in equal installments on the first day of each three-month period as long as the director is providing services to the Company on each such vesting date. The term of such stock options is ten (10) years after the date of grant; provided, however, that any unvested stock options will expire if the director ceases providing services to the Company, and a departing director will have ninety (90) days to exercise vested stock options after the director ceases providing services to the Company.

Awards to Executive Officers. The 2020 Stock Options granted to the executive officers have a four-year vesting schedule, vesting 25% on the first anniversary of the date of grant and the remaining options vesting 6.25% on the quarterly anniversary of the first vesting date for a period of three years, as long as the executive officer continues providing services to the Company on each such vesting date. The term of such stock options is ten (10) years after the date of grant; provided, however, that any unvested stock options will expire if the executive officer ceases providing services to the Company, and a departing officer will have ninety (90) days to exercise vested stock options after the executive officer ceases providing services to the Company.

2022 Inducement Plan

In connection with the appointment of the Company’s former CFO, Mr. Weber, OpGen granted him an inducement grant of stock options to purchase an aggregate of 1,050 shares of OpGen’s common stock with a grant date of January 3, 2022. The equity award was granted pursuant to Nasdaq Listing Rule 5635(c)(4) inducement grant exception as a component of Mr. Weber’s employment compensation and was granted as an inducement material to his acceptance of employment with OpGen. The options have an exercise price of $216.00. The option award vests over a four-year period with 25% vesting on the first anniversary of the date of grant, January 3, 2023, and in equal quarterly installments on each quarterly anniversary thereafter. The award is subject to Mr. Weber’s continued service with OpGen through the applicable vesting dates.

PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

PROPOSAL NO. ONE – ELECTION OF DIRECTORS

Nominees for Election of Directors

The Board is nominating the five current directors, Victor Chua Kok Hoe, John Tan Honjian, Ken Lim Zhao Qi, Ethan Low Yu Jie and Constance Wong Poh Yin, for re-election to the Board. Each director nominee, if elected, will serve for a one-year term, until his or her successor is elected and qualified, or until their earlier death, resignation or removal. Each nominated director and director nominee has consented to being named as a nominee in this Proxy Statement and to serving as a director if elected. Neither management nor the Board is aware of any reason that would cause any nominee to be unavailable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board if any nominee becomes unavailable for election. Please see page 7 of this Proxy Statement under the heading “Management - Board of Directors” for information regarding the five nominees for election as a director.

The persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the five nominees for director named below. If, at the time of the Annual Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion.

Vote Required and Recommendation

The Board recommends a vote “FOR” the election of Victor Chua Kok Hoe, John Tan Honjian, Ken Lim Zhao Qi, Ethan Low Yu Jie and Constance Wong Poh Yin to the Board. Directors are elected by a plurality of votes cast. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees.

PROPOSAL NO. TWO – APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN

On January 9, 2026, the Board adopted, upon the recommendation of the Compensation Committee, the 2026 Stock Incentive Plan (the “2026 Plan”), subject to and effective upon stockholder approval at the Annual Meeting. We are asking our stockholders to approve the 2026 Plan in order to permit the Company to use the 2026 Plan to achieve the Company’s performance, recruiting, retention and incentive goals.

The 2026 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock and restricted stock units to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates. The 2026 Plan is designed to enable the flexibility to grant equity awards to our key management employees, directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. If the 2026 Plan is not approved by the stockholders, the 2026 Plan will not be in effect.

In 2025, the Company’s existing 2015 Equity Incentive Plan expired. Accordingly, no additional awards may be granted under such plan. The Board therefore strongly believes that the approval of the 2026 Plan is essential to the Company’s success by enabling the Company to incentivize and motivate high levels of performance and align the interests of our employees and stockholders.

Summary of the Provisions of the Incentive Plan

The following summary briefly describes the material features of the 2026 Plan and is qualified, in its entirety, by the specific language of the 2026 Plan, a copy of which is attached to this proxy statement as Annex A.

Shares Available and Evergreen Provision

Our Board has authorized, subject to stockholder approval, 1,000,000 shares of our Common Stock for issuance under the 2026 Plan. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the 2026 Plan and to any outstanding awards. Shares available for awards under the 2026 Plan may be either newly-issued shares or treasury shares.

The 2026 Plan includes an evergreen provision providing for an automatic annual increase in the shares of common stock available for issuance under the 2026 Plan over the next 10 years in an amount equal to 5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year. Pursuant to the evergreen provision, the number of shares available for issuance under the 2026 Plan shall automatically increase on January 1st of each year for a period of 9 years, commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, provided that our board of directors may decide, prior to the first day of any calendar year, that there shall be no increase in the shares available for issuance under the 2026 Plan for such calendar year or that the increase shall be a lesser number of shares than otherwise provided under the evergreen provision.

In certain circumstances, shares subject to an outstanding award may again become available for issuance pursuant to other awards available under the 2026 Plan. For example, shares subject to awards that are forfeited, terminated, canceled or expired will again become available for future grants under the 2026 Plan.

Administration

The 2026 Plan will be administered by the Compensation Committee (the “Committee”) of the Board. The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the 2026 Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the 2026 Plan, the Committee or, with the Committee’s approval, Company management determines the persons to whom grants of options, including but not limited to Stock Appreciation Rights (“SAR”), shares of restricted stock and other stock-based awards are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee or, with the Committee’s approval, Company management determines whether the option is an incentive stock option or a non-qualified stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option’s exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and SAR Awards are also determined by the Committee. The Committee has the responsibility to interpret the 2026 Plan and to make determinations with respect to all awards granted under the 2026 Plan. All determinations of the Committee are final and binding on all persons having an interest in the 2026 Plan or in any award made under the 2026 Plan. The costs and expenses of administering the 2026 Plan are borne by the Company.

Eligibility

Eligible individuals include our and our subsidiaries’ employees (including our and our subsidiaries’ officers and directors who are also employees), independent directors, advisors or consultants whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our Board are also eligible to participate in the 2026 Plan. All eligible individuals may receive one or more awards under the 2026 Plan, upon the terms and conditions set forth in the 2026 Plan. There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the 2026 Plan. Because future awards under the Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such awards cannot be determined at this time.

Stock Options and SARs

Under the 2026 Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with stock options. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount is payable in cash, except that the Committee may provide in an award agreement that benefits may be paid in shares of our common stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled will be made available for future awards. The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the 2026 Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the 2026 Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option’s grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option’s grant. In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option’s grant.

Options and SARs granted under the 2026 Plan become exercisable at such times as may be specified by the Committee. In general, options and SARs granted to participants become exercisable in three equal annual installments, subject to the optionee’s continued employment or service with us. However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000. If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

Except as otherwise set forth in the award agreement, options shall expire after a term of five years. However, the maximum term of options and SARs granted under the 2026 Plan is ten years. If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant’s rights to exercise the option or SAR will expire at the end of the term. In addition, if a participant’s service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR. Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for award under the 2026 Plan.

Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Committee’s approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

Restricted Stock

Under the 2026 Plan, the Committee is also authorized to make awards of restricted stock. A restricted stock award entitles the participant to all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends. However, the Committee may require the payment of cash dividends to be deferred and if the Committee so determines, re-invested in additional shares of restricted stock. Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant’s termination of employment or (iii) upon the failure to achieve other conditions set forth in the award agreement.

An award of restricted stock will be evidenced by a written agreement between us and the participant. The award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the award holder’s continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the 2026 Plan. The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock. However, the participant must be required to pay at least the par value for each share of restricted stock. Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

Unless the Committee determines otherwise in the award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited. Restricted stock that is forfeited by the participant will again be available for Award under the 2026 Plan.

Other Stock-Based Awards

Under the 2026 Plan, the Committee is also authorized to grant other stock-based awards valued in whole or in part by reference to or otherwise based on stock (“Other Stock-Based Awards”), which include performance shares, convertible preferred stock (to the extent a series of preferred stock is authorized), convertible debentures, warrants, exchangeable securities and awards of stock or options based on fair market value, book value, or performance by the Company or any subsidiary, affiliate or division. Other Stock-Based Awards may be granted in tandem with other awards under the 2026 Plan.

Other Stock-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date to which the stock is issued or, if later, the date on which any applicable restriction, performance or deferral period lapses. The recipient of an Other Stock-Based Award, subject to the terms of the grant agreement, is entitled to interest or dividends with respect to the number of shares covered by their Other Stock-Based Award.

Change in Control Provisions

In the event of a change in control of the Company, and except as otherwise set forth in the applicable grant agreement, all unvested portions of awards shall vest immediately. Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the change in control are subject shall not lapse. Awards shall, where appropriate at the Committee’s discretion, receive the same distribution of the Company’s common stock on such terms as determined by the Committee. Upon a change in control, the Committee may also provide for the purchase of any awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such award.

Fair Market Value

Under the 2026 Plan, fair market value means the fair market value of the shares based upon (i) the closing selling price of a share of our common stock as quoted on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the common stock is not then traded on a national securities exchange.

Transferability Restrictions

Generally, and unless otherwise provided in an Award agreement, shares or rights subject to an award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, in its sole discretion, transfer an award, or any portion thereof, to one or more of the participant’s spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an award after his or her death.

Clawback Policy

All awards granted under the 2026 Plan are subject to the terms of any Company potential forfeiture, incentive compensation recoupment, clawback, or similar actions. The Awards are also subject to policies established by the Company, such as anti-hedging or pledging policies. These policies shall include, without limitation, (i) any Company policy established to comply with applicable laws (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (ii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the shares of Stock or other securities are listed or quoted, and these requirements shall be deemed incorporated by reference into all outstanding Award Agreements.

Termination or Amendment of the 2026 Plan

Unless sooner terminated, no Awards may be granted under the 2026 Plan after 10 years of the effective date of the 2026 Plan. Our Board may amend or terminate the 2026 Plan at any time, but our Board may not, without stockholder approval, amend the 2026 Plan to increase the total number of shares of our common stock reserved for issuance of awards. In addition, any amendment or modification of the 2026 Plan shall be subject to stockholder approval as required by any securities exchange on which our common stock is listed. No amendment or termination may deprive any participant of any rights under Awards previously made under the 2026 Plan.

Summary of Federal Income Tax Consequences of the Incentive Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current United States law with respect to participation in the 2026 Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the 2026 Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Options and SARS. There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We, similarly, do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment afforded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards. A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares, he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

Required Vote of Stockholders

The approval of the Incentive Plan Proposal requires that a quorum exist and that a majority of the votes cast at the Annual Meeting are cast in favor of approval of the Incentive Plan Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Incentive Plan Proposal. Brokers are not expected to be permitted to vote shares held for a customer on “non-routine” matters (such as the Incentive Plan Proposal) without specific instructions from the customer. Therefore, broker non-votes should not be considered votes cast and should also have no effect on the outcome of the Incentive Plan Proposal.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and their potential receipt of incentive plan awards in the future.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL 2 TO APPROVE OF THE 2026 EQUITY INCENTIVE PLAN.

PROPOSAL NO. THREE – APPROVAL OF THE ISSUANCE OF UP TO 889,274 SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS.

We are seeking stockholder approval for the issuance of up to 889,274 shares of our common stock upon the exercise of common stock purchase warrants that were issued in and in connection with our best efforts public offering that closed on May 4, 2023 (the “Offering”) as contemplated by Nasdaq Listing Rules.

On May 1, 2023, we entered into a securities purchase agreement with an institutional investor (the “Investor”), pursuant to which we sold (i) 60,500 shares of the Company’s common stock, par value $0.01 per share, (ii) pre-funded warrants to purchase up to an aggregate of 389,083 shares of common stock (the “Pre-funded Warrants”), and (iii) common warrants to purchase up to an aggregate of 449,583 shares of common stock (the “New Common Warrants”). Each share of common stock and accompanying New Common Warrant was sold at a price of $7.785 per share and accompanying New Common Warrant, and each Pre-funded Warrant and accompanying New Common Warrant was sold at an offering price of $7.685 per share underlying such Pre-funded Warrant and accompanying New Common Warrant.

In connection with the Offering, the Company also entered into a warrant amendment agreement (the “Warrant Amendment Agreement”) with the Investor. Under the Warrant Amendment Agreement, the Company agreed to amend certain existing warrants to purchase up to 639,691 shares of common stock that were previously issued in 2018, 2021, 2022 and 2023 to the Investor, with exercise prices ranging from $26.50 to $75.40 per share (the “Existing Warrants” and together with the New Common Warrants, the “Common Warrants”), in consideration for their purchase of the securities in the Offering, as follows: (i) lower the exercise price of the Existing Warrants to $7.785 per share, (ii) provide that the Existing Warrants, as amended, will not be exercisable until the receipt of stockholder approval for the exercisability of the New Common Warrants in the Offering, and (iii) extend the original expiration date of the Existing Warrants by five years following the receipt of such stockholder approval.

The Offering closed on May 4, 2023. The gross proceeds received by us from the Offering were approximately $3.5 million before deducting the placement agent’s fees and the offering expenses. The Company used the net proceeds from the Offering to further its research and development efforts and for working capital and other general corporate purposes.

Description of Common Warrants

Pursuant to Nasdaq Stock Market Rule 5635(d), the Common Warrants are not exercisable until our stockholders approve the issuance of shares of common stock issuable upon exercise of the Common Warrants (“Warrant Approval”). We have agreed with the Investor that if we do not obtain Warrant Approval at any special meeting of our stockholders, we will call a shareholder meeting every 70 days thereafter until the earlier of the date we obtain such approval or the warrants are no longer outstanding. Each Common Warrant will expire on the five-year anniversary of the receipt of Warrant Approval.

The Common Warrants have an initial exercise price of $7.785 per share, and are exercisable beginning on the date the Warrant Approval is obtained, if at all. Each Common Warrant may be exercised, in cash or by a cashless exercise at the election of the holder, at any time beginning on the effective date of Warrant Approval and from time to time thereafter through and including the five year anniversary of the effective date of Warrant Approval.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Common Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the number of shares of common stock to be issued will be rounded up to the nearest whole number.

Failure to Timely Deliver Shares

If we fail to deliver to the holder a certificate representing shares issuable upon exercise of a Common Warrant or to credit the holder’s balance account with Depository Trust Company for such number of shares of common stock to which the holder is entitled upon the holder’s exercise of the Common Warrant, in each case, by the delivery date set forth in the Common Warrant, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder’s brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the warrant shares which the holder anticipated receiving upon such exercise, or a Buy-In, then we shall (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of warrant shares that we were required to deliver to the holder in connection with the exercise at issue, times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the holder, either reinstate the portion of the applicable warrant and equivalent number of warrant shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had we timely complied with our exercise and delivery obligations. In addition, if we fail to deliver to the holder any common stock pursuant to a validly-exercised Common Warrant, we will be required to pay liquidated damages in the amount of $10 per trading day for each $1,000 of the shares of common stock exercised but not delivered (and rising to $20 per trading day beginning the third trading day after the warrant share delivery date) until such time the shares of common stock are delivered or the holder rescinds such exercise.

Exercise Limitation

In general, a holder of the Common Warrants does not have the right to exercise any portion of a Common Warrant if the holder (together with its Attribution Parties (as defined in the Common Warrant)) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrant. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Cashless Exercise

If, at the time a holder exercises its Common Warrants, a registration statement registering the issuance of the shares of common stock underlying the Common Warrants under the Securities Act of 1933, as amended, is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the warrant.

Adjustment for Stock Splits

The exercise price and the number of shares of common stock purchasable upon the exercise of the Common Warrants are subject to adjustment upon the occurrence of specific events, including sales of additional shares of common stock, stock dividends, stock splits, and combinations of our common stock.

Dividends or Distributions

If we declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of our common stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the common warrants, then, in each such case, the holders of the Common Warrants shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holders had held the number of shares of common stock acquirable upon complete exercise of the Common Warrants.

Purchase Rights

If we grant, issue or sell any shares of our common stock or securities exercisable for, exchangeable for or convertible into our common stock, or rights to purchase stock, common warrants, securities or other property pro rata to the record holders of any class of shares of our common stock, referred to as Purchase Rights, then each holder of the Common Warrants will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the Common Warrants immediately before the record date, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined, for the grant, issue or sale of such Purchase Rights.

Fundamental Transaction

If a Fundamental Transaction (as defined below) occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the Common Warrants with the same effect as if such successor entity had been named in the common warrant itself. Additionally, upon consummation of a Fundamental Transaction pursuant to which holders of shares of our common stock are entitled to receive securities or other assets with respect to or in exchange for shares of our common stock, we will make appropriate provision to ensure that the holder will thereafter have the right to receive upon an exercise of the Common Warrants at any time after the consummation of the Fundamental Transaction but prior to the applicable expiration date of the common warrants, in lieu of shares of our common stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Common Warrant prior to such Fundamental Transaction, at the option of each holder (without regard to any limitation in the common warrant on the exercise of the Common Warrants), the number of shares of common stock of the successor or acquiring corporation or of us, if we are the surviving corporation, and any additional consideration which the holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Common Warrants been exercised immediately prior to such Fundamental Transaction.

If holders of our common stock are given a choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Common Warrants, following such Fundamental Transaction. These provisions apply similarly and equally to successive Fundamental Transactions and other corporate events described in the Common Warrants and will be applied without regard to any limitations on the exercise of the Common Warrants.

In the event of a Fundamental Transaction, at the request of the holder, we or the successor entity shall purchase the unexercised portion of the Common Warrants from the holder by paying to the holder, on or prior to the second trading day after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the Black-Scholes Value (as defined below) of the remaining unexercised portion of the common warrants on the date of such Fundamental Transaction.

A “Fundamental Transaction” is defined in the Common Warrants to mean (i) we, directly or indirectly, in one or more related transactions effect any merger or consolidation with or into another person, (ii) we or any subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of our assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by us or another Person) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock or 50% or more of the voting power of the common equity, (iv) we, directly or indirectly, in one or more related transactions effect any reclassification, reorganization or recapitalization of our common stock or any compulsory share exchange pursuant to which our common stock is effectively converted into or exchanged for other securities, cash or property, or (v) we, directly or indirectly, in one or more related transactions consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of our common stock or 50% or more of the voting power of the common equity.

Transferability

Subject to applicable laws, the Common Warrants may be offered for sale, sold, transferred or assigned. There is currently no trading market for the Common Warrants and a trading market is not expected to develop.

Rights as a Stockholder

Except as otherwise provided in the common warrants or by virtue of a holder’s ownership of shares of our common stock, the holders of the Common Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, unless and until they exercise their Common Warrants.

Amendments

The Common Warrants may be amended with the written consent of the holder of such Common Warrant and us.

Listing

There is no established public trading market for the Common Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Common Warrants on any national securities exchange.

Reasons for the Warrant Exercise Proposal

At the time of the Offering, our common stock was listed on The Nasdaq Capital Stock Market (“Nasdaq”). Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the Offering. In determining whether an offering qualifies as a public offering, Nasdaq considers all relevant factors, including the extent of any discount to market price. In determining discount, Nasdaq generally attributes a value of $0.125 for each warrant offered with a share of common stock, which value is generally deemed to be a discount. In order to ensure that the Offering qualified as a public offering under Rule 5635 due to the value attributable to the Common Warrants, the Common Warrants provide that they may not be exercised, and therefore have no value, until stockholder approval of their exercise is obtained.

Potential Consequences if the Warrant Exercise Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the securities purchase agreement, as the Offering has already been completed and the Common Warrants have already been issued. We are only asking for approval to issue the shares underlying the Common Warrants upon exercise thereof.

The failure of our stockholders to approve this Proposal No. 3 will mean that: (i) we cannot permit the exercise of the Common Warrants and (ii) may incur substantial additional costs and expenses.

Each Common Warrant has an initial exercise price of $7.785 per share. Accordingly, we would realize an aggregate of up to approximately $6.9 million in gross proceeds if all the Common Warrants were exercised based on such value. If the Common Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the Offering and the issuance of Common Warrants, we agreed to seek stockholder approval every 70 days until our stockholders approve the issuance of the shares underlying the Common Warrants. We are required to seek such approval until such time as none of the Common Warrants are outstanding which could result in us seeking such approval every 70 days for five years. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of the Warrant Exercise Proposal

If this Proposal No. 3 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of shares of common stock upon exercise of the Common Warrants. Assuming the full exercise of the Common Warrants, an aggregate of 889,274 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Certificate, or our Amended and Restated Bylaws, as amended, with respect to the Warrant Exercise Proposal.

Required Vote

The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of this proposal. Abstentions will have the same effect as votes against this proposal. As noted above, we believe that this proposal will be considered “non-routine” and therefore broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal No. THREE to approve the Warrant Exercise Proposal.

PROPOSAL NO. FOUR – RATIFICATION OF THE ISSUANCE OF CERTAIN SHARES OF COMMON STOCK

We are seeking ratification by our stockholders of the sale of certain shares of common stock by the Company to AEI Capital Ltd., our controlling stockholder, solely for the purpose of exempting such sales from Section 16(b) under the Exchange Act pursuant to Rule 16b-3(d)(2) thereunder.

Section 16 of the Exchange Act imposes certain restrictions on purchases and sales of Company equity securities by certain “insiders” of the Company, including our directors, executive officers and holders of ten percent or more of our common stock. If an insider engages in a purchase and a sale of Company equity securities within a six month period, the insider could be liable to the Company for any “profit” under Section 16(b). Even the receipt by an officer or director of a compensatory equity award from the Company (such as the grant of restricted stock or stock options) could constitute a purchase by an insider for this purpose. However, SEC Rule 16b-3 provides several methods for exempting transactions (such as these) between the Company and our executive officers or directors from Section 16(b).

In March 2024, the Company entered into a securities purchase agreement with David E. Lazar, a private investor, pursuant to which he agreed to purchase 3,000,000 shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”) of the Company at a price of $1.00 per share for aggregate gross proceeds of $3,000,000 (the “March 2024 Private Placement”). Upon the initial closing of the transaction, Mr. Lazar was appointed as our Chief Executive Officer, Chairman, and member of our Board. Mr. Lazar’s compensation for service as our Chief Executive Officer, Chairman, and Board member is described in this Proxy Statement in the section entitled “Executive Compensation.” In July 2024, Mr. Lazar consummated a transaction pursuant to which he sold his shares of Series E Preferred Stock together with his rights to purchase the additional shares of Series E Preferred Stock under the March 2024 Purchase Agreement to AEI Capital Ltd. In conjunction with the transaction, Mr. Lazar resigned as CEO, Chairman and Director of the Company, effective August 2, 2024, but he maintained a role as President as of December 31, 2025. Following AEI Capital Ltd.’s purchase of Mr. Lazar’s rights under the March 2024 Purchase Agreement, in August 2024, the AEI Capital Ltd. purchased an additional 2,450,000 shares (the “March 2024 Shares”) of Series E Preferred Stock for $2,450,000 of gross proceeds. AEI Capital Ltd. subsequently converted such shares of preferred stock to shares of common stock.

In order to induce AEI Capital Ltd. to purchase shares pursuant to the March 2024 Private Placement, the Company intended that the March 2024 Shares would be exempt from Section 16(b) pursuant to one of the methods prescribed in Rule 16b-3. However, at the time of the sale, the Board did not take action to expressly exempt such transactions from Section 16(b).

Our Board of Directors has determined that it is appropriate to ask our stockholders to ratify the sale of the March 2024 Shares to AEI Capital Ltd. to assure that they are exempt from Section 16(b), as had been intended.

Required Vote

SEC Rule 16b-3(d)(2) provides an exemption for acquisitions of equity securities from the Company if the transactions are ratified by the affirmative votes of the holders of a majority of our common stock, present or represented and entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of shareholders.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal NO. FOUR to approve the SHARE SALE RATIFICATION Proposal.

PROPOSAL NO. FIVE – NAME CHANGE PROPOSAL

As previously disclosed in the Company’s reports filed under the Exchange Act, since late 2024, the Company has undertaken extensive efforts to reposition itself from a diagnostic life sciences company to a new business in the digital investment banking industry powered by financial technology. In particular, the Company organized a subsidiary, CapForce International Holdings Ltd., which has commenced operations as a listing sponsorship and consultancy services business. As a result of this repositioning of the Company’s business, the Board has determined that it is advisable and in the best interests of the Company’s stockholders to change the Company’s name to one more appropriate for the repositioned business’ industry. The Board therefore proposes to change the Company’s name to CapForce Inc., which the Board believes reflects the overall branding for the Company’s go-forward business.

In order to effectuate the Name Change Proposal, the Board adopted and approved of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, providing for a change in the Company’s corporate name to CapForce Inc.. A copy of the amendment is attached to this Proxy Statement as Annex B. If the Name Change Proposal is approved, the Company will file the amendment with the Secretary of State of the State of Delaware.

The Name Change Proposal will not affect the validity or transferability of any outstanding shares of common stock, and stockholders will not be required to exchange outstanding certificates for new share certificates if the Name Change Proposal is approved.

Required Vote

The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of this proposal. Abstentions will have the same effect as votes against this proposal. As noted above, we believe that this proposal will be considered “routine” and therefore broker will have discretionary authority to vote on this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal No. FIVE to approve the NAME CHANGE PROPOSAL.

PROPOSAL NO. SIX – SAY ON PAY PROPOSAL

In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted. Under the Dodd-Frank Act, the Company is providing the stockholders a vote to approve, on an advisory (nonbinding) basis, the compensation paid to our named executive officers in 2025 as disclosed in this Proxy Statement in accordance with the SEC’s rules.

This proposal, commonly known as a “say-on-pay” proposal, gives the stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific element of our executive compensation programs, but rather to address our overall approach to the compensation of our named executive officers as described in this Proxy Statement. The Board is asking the stockholders to indicate their support for our executive compensation program, as described in this Proxy Statement, by voting “For” the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers for 2025, as disclosed in the accompanying Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.

Advisory Nature of the Vote

Because this vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of the stockholders and, to the extent there is any significant vote against the Company’s compensation practices for the named executive officers as disclosed in this proxy statement, the Board will consider this stockholders’ vote and the Compensation Committee will evaluate whether any actions are necessary to address the stockholders’ concerns when considering future executive compensation arrangements.

PROPOSAL NO. SEVEN – RATIFICATION OF INDEPENDENT ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed and engaged Beckles & Co., Inc. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and directed that the selection of Beckles & Co., Inc. be submitted to the stockholders for ratification at the Annual Meeting. Although the Company is not required to submit the selection of independent registered public accountants for stockholder approval, if the stockholders do not ratify this selection, the Audit Committee may reconsider its selection of Beckles & Co., Inc. The Board considers Beckles & Co., Inc. to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified, the Board may direct the appointment of a different independent registered public accounting firm at any time during the current or subsequent fiscal year if the Audit Committee and Board determine that the change would be in the Company’s best interests.

Representatives of Beckles & Co., Inc. are expected to attend the Annual Meeting and will be available to make a statement, if they desire.

Recent Changes in Accounting Firm

In April 2024, the Audit Committee decided to appoint Beckles & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and related interim periods after UHY LLP, the Company’s prior independent registered public accounting firm, notified the Company of its resignation. UHY LLP had served as the Company’s independent registered public accounting firm since 2023. In light of such determination by UHY LLP, the Company conducted a competitive selection process where the Audit Committee invited several public accounting firms to participate. Following the completion of such process, the Audit Committee selected Beckles & Co., Inc. in April 2024 to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and related interim periods. Subsequently, Beckles & Co., Inc. served as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

During the Company’s fiscal year ended December 31, 2023 and the subsequent interim period through April 22, 2024, the Company did not have any disagreement with UHY LLP, the Company’s prior independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s fiscal year ended December 31, 2023 and the subsequent interim period through April 22, 2024, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. UHY LLP did not issue an audit report on the Company’s consolidated financial statements during the period of their engagement.

The Company provided UHY LLP with a copy of the auditor change disclosures prior to filing the disclosures in Current Report on Form 8-K filed with the SEC on April 25, 2024 and requested that UHY LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). UHY LLP confirmed they agreed with the statements contained in such Current Report on Form 8-K. A copy of UHY LLP’s letter, dated April 25, 2024, was filed as Exhibit 16.1 to the 8-K.

On April 23, 2024, the Audit Committee approved the appointment of Beckles & Co., Inc. as the Company’s new independent registered public accounting firm commencing for fiscal year ending December 31, 2023.

In connection with the Company’s appointment of Beckles & Co., Inc. as the Company’s independent registered public accounting firm, the Company did not consult Beckles & Co., Inc. on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Stockholder ratification of the selection of Beckles & Co., Inc. as the Company’s independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Beckles & Co., Inc. to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Audit Fees

The following table presents the aggregate fees billed to the Company by Beckles for its audits of the Company’s consolidated annual financial statements and other services for the years ended December 31, 2025 and 2024, respectively.

	2025 (2)	2024
Audit Fees(1)	$27,000	$109,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$27,000	$109,000

(1)	Audit Fees consist of fees for professional services rendered for the audit of our annual financial statements and the review of our interim financial statements. For the fiscal year ended December 31, 2025, the Company anticipates audit services will be performed by Beckles. For the fiscal year ended December 31, 2024, audit services were performed by Beckles. These fees also include services normally provided in connection with statutory and regulatory filings or engagements, such as services related to Registration Statements on Forms S-1, S-3, and S-8 and associated Consent Letters.
(2)	As of the date of this filing, the Company has not yet completed or been invoiced for its audit of the consolidated financial statements for the fiscal year ended December 31, 2025.

Policy on Audit Committee Pre-Approval

Our Audit Committee has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. The services requiring pre-approval by the audit committee may include audit services, audit-related services, tax services and other services. All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2025. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

Recommendation of the Board of Directors

The Board recommends that stockholders vote “FOR” the ratification of Beckles & Co., Inc., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Annual Meeting other than as set forth herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Notice of Internet Availability of Proxy Materials is being delivered to stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon the written or oral request of a stockholder, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was delivered. Stockholders desiring to receive a separate copy now or in the future may contact us at our corporate offices located at 23219 Stringtown Road, Suite 300, Clarksburg, MD 20871, or by telephone: (301) 869-9683.

Stockholders who share an address but are receiving multiple copies of the Notice of Internet Availability of Proxy Materials may contact us through our corporate offices at 23219 Stringtown Road, Suite 300, Clarksburg, MD 20871, or by telephone: (301) 869-9683 to request that a single copy be delivered.

STOCKHOLDER PROPOSALS

Proposals from stockholders intended to be presented at the next annual meeting of stockholders should be addressed to OpGen, Inc., Attention: Corporate Secretary, 23219 Stringtown Road, Suite 300, Clarksburg, MD 20871. We must receive the proposals by no earlier than 120 days and no later than 90 days prior to the first anniversary of the date on which this Proxy Statement was first made available to our stockholders in connection with the 2025 Annual Meeting, or no earlier than October 13, 2026 and no later than November 12, 2026. If we change the date of the next annual meeting by more than 30 days from the anniversary of this year’s annual meeting of stockholders, stockholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for the next annual meeting and not later than 10 days following the announcement or public disclosure of such meeting date in order to be considered for inclusion in the proxy materials. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the proxy statement and proxy for next year’s annual meeting in accordance with applicable law. It is suggested that stockholders forward such proposals by Certified Mail—Return Receipt Requested. Any nominations for director positions will be accepted in accordance with the procedures described in the Company’s proxy statement for its 2025 annual meeting of stockholders under the heading “Procedures for Nominating a Director Candidate.”

INCORPORATION BY REFERENCE

We hereby incorporate by reference the following items into this Proxy Statement: Items 7, 7A, 8 and 9 of Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the Securities and Exchange Commission on August 21, 2025. Representatives of our auditors for the current year, Beckles & Co., Inc., are expected to be present at our Annual Meeting to make a statement if they so desire.

OpGen

23219 STRINGTOWN ROAD, SUITE 300
CLARKSBURG, MARYLAND 20871

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 22, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V82400-P41883

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OPGEN, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	For	Against	Abstain
1a. Victor Chua Kok Hoe	☐	☐	☐
1b. John Tan Honjian	☐	☐	☐
1c. Ken Lim Zhao Qi	☐	☐	☐
1d. Ethan Low Yu Jie	☐	☐	☐
1e. Constance Wong Poh Yin	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signatu r e [PLEASE SIGN WITHIN BOX] Date Signatu r e (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y THIS PROXY CARD IS V ALID ON L Y WHEN SIGNED AND D A TED. V82400 - P41883 1. The election of the five di r ectors named in the attached P r oxy Statement, to serve until the next Annual Meeting o f Stockholder s an d until their successor s a r e electe d and qualified ; Nominees: 1a. V ictor Chua Kok Hoe 1b. John T an Honjian 1c. Ken Lim Zhao Qi 1d. Ethan Low Y u Jie 1e. Constance W ong Poh Y in 2. 2026 Equity Incentive Plan . The app r oval of the 2026 Equity Incentive Plan ; 3. W arrant Exe r cise P r oposal . The app r oval, pursuant to Nasdaq listing rules, of the issuance of up to 889 , 274 sha r e s o f ou r commo n stoc k upo n th e exe r cis e of ou r commo n stoc k pu r chas e warrant s issue d t o an institutional investor in and in connection with our best e f forts public o f fering that closed on May 4 , 2023 that may be equal to or exceed 20 % of our common stock outstanding befo r e such o f fering ; 4. Ratificatio n o f th e Issuanc e o f Certai n Sha r e s o f Common Stock . The ratification of the sale and issuance by the C ompan y of 7 , 200 , 00 0 s ha r e s o f th e C ompan y ’ s c ommo n stock to AEI Capital Ltd . pursuant to Rule 16 b - 3 (d)(2) p r omulgate d unde r th e Securitie s Exchang e Ac t o f 1934 , a s amended , for th e purposes o f exemptin g suc h sal e and issuance f r om such rule ; 5. Nam e Chang e P r oposal . Th e app r oval that the name of the Compan y be changed f r om “OpGen, Inc . ” to “CapFo r ce Inc . " ; 6. Sa y o n Pa y . A n advisor y vot e t o app r ov e th e compensation paid to the Company ’ s named executive o f ficers ; and 7. Ratification of Appointment of Independent Accounting Firm . Ratificatio n o f th e appointmen t o f Beckle s & Co . , Inc . a s th e Company ’ s independen t r egiste r ed publi c accountin g fir m fo r th e fisca l yea r ending December 31 , 2025 . NOTE: Such other business as may p r operly come befo r e the meeting or any adjou r nment the r eof. Fo r Agains t Abstain Fo r Agains t Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! OPGEN, INC. The Boa r d of Di r ectors r ecommends you vote FOR the following p r oposals: 23219 STRINGTOWN ROAD, SUITE 300 CLARKSBURG, MARYLAND 20871 Please sign exactly as your name(s) appear(s) he r eon. When signing as atto r ne y , executo r , administrato r , or other fiduciar y , please give full title as such. Joint owners shoul d eac h sig n personall y . Al l holders mus t sign. I f a corporatio n o r partnership , pleas e sig n i n ful l corporat e o r partnershi p nam e b y authorize d o ffice r . ! ! ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to ww w . p r oxyvote .. com or scan the QR Ba r code above Use the Inte r net to transmit your voting instructions and for elect r onic delivery of information up until 11 : 59 p . m . Easte r n T ime on February 22 , 2026 . Have your p r oxy ca r d in hand when you access the website and follow the instructions to obtain your r eco r ds and to c r eate an elect r onic voting instruction form . During The Meeting - Go to ww w . virtualsha r eholdermeeting . com/OPGN 2025 Y ou may attend the meeting via the Inte r net and vote during the meeting . Have the information that is printed in the box marked by the ar r ow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Easte r n T ime on February 22 , 2026 . Have your p r oxy ca r d in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your p r oxy ca r d and r etur n it in the postage - paid envelope we have p r ovided or r etur n it to V ote Pr ocessing, c/o B r oadridge, 51 Me r cedes W a y , Edgewood, NY 11717 . SCAN T O VIE W M A TERIAL S & VO TE 

Important Notice Rega r ding the A vailability of Pr oxy Materials for the Annual Meeting: The Notice and P r oxy Statement and Form 10 - K a r e available at ww w .p r oxyvote.com. V82401 - P41883 OPGEN, INC. ANNUAL MEETING OF STOCKHOLDERS FEBRUA R Y 23, 2026, 8:00 AM EST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Th e stockholder(s ) hereb y appoint(s ) Christian - Lau r en t Bont e an d Moh d Azha m Azudin , o r eithe r o f them , a s proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of OPGEN, INC . that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8 : 00 am ES T , on Monda y , February 23 , 2026 , virtually at ww w . virtualsha r eholdermeeting . com/OPGN 2025 , and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations .. Continued and to be signed on r everse side

Annex A

OPGEN, INC.

INCENTIVE COMPENSATION PLAN

Effective as of: [______], 2026

Annex A

OPGEN, INC.

INCENTIVE COMPENSATION PLAN

A-i

OPGEN, INC.
INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this Incentive Compensation Plan, as amended from time to time (the “Plan”), is to assist OpGen, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as hereinafter defined) to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Subsidiaries by enabling such persons to acquire or increase an ownership interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Affiliate” means any entity that is, directly or indirectly, controlled by, under common control with or controlling the Company or any entity in which the Company has a significant ownership interest as determined by the Committee.

(b) “Automatic Exercise Date” shall mean, with respect to an Option, the last business day of the applicable term that was established by the Committee for such Option (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option if the Option initially had a ten-year term); provided that with respect to an Option that has been amended pursuant to this Plan so as to alter the term, “Automatic Exercise Date” shall mean the last business day of the term that was established by the Committee for such Option as amended.

(c) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(d) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(e) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(f) “Beneficial Owner” and “Beneficial Ownership” have the meanings ascribed to such terms in Rule 13d-3 promulgated under the Exchange Act and any successor to such Rule.

(g) “Board” means the Company’s Board of Directors.

(h) “Cause” with respect to any Participant, has the meaning specified in an employment or other agreement with, for the performance of services to, the Company or a Subsidiary. In the absence of any such agreement, “Cause” means (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Subsidiary, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Subsidiary, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Subsidiary, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Subsidiary, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Subsidiary. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

A-1

(i) “Change in Control” has the meaning set forth in Section 9(c).

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) promulgated under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” that meets any applicable requirements of the Code, and (iii) Independent.

(l) “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(m) “Consultant” means any person (other than an Employee or a Director) who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or such Subsidiary.

(n) “Continuous Service” means the uninterrupted provision of services to the Company or any Subsidiary in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiaries, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(o) “Director” means a member of the Board.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Dividend Equivalent” means a dividend payable on a hypothetical Share of Common Stock.

(r) “Effective Date” means [_______], which was the date of the Company’s 2025 Annual Meeting on which this Plan was initially approved by stockholders of the Company.

(s) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

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(t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Subsidiary.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules promulgated thereunder and successor provisions and rules thereto.

(v) “Fair Market Value” means, as of any given date, the closing sale price per share of the Common Stock reported on a consolidated basis on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. If the Common Stock is not so listed on an exchange or market, Fair Market Value will be determined by the Committee, or under procedures established by the Committee.

(w) “Good Reason” has the meaning of “good reason” or “for good reason” as set forth in any employment agreement between the Participant and the Company or a Subsidiary.

(x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares at a specified price during specified time periods.

(aa) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(f) hereof.

(cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd) “Performance Award” means any Award of Options, Restricted Stock, Restricted Stock Units or Other Stock Awards with Performance Goals granted pursuant to Section 6(g).

(ee) “Performance Goals” means financial or operating, stock performance-related or individually-based goals established for an Award by the Committee, or, pursuant to delegated authority, by a delegate.

(ff) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Performance Award are to be measured.

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(gg) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and includes a “group” as defined in Section 13(d) thereof.

(hh) “Repriced” means (i) any transaction performed with the intent or effect of (A) reducing the exercise price of any outstanding Option, (B) cancelling or exchanging outstanding Options in exchange for cash, other Awards or replacement Options, including through a tender offer process, with exercise prices that are less than the exercise price of the cancelled or exchanged Options, or (C) any similar share exchange transaction involving outstanding Awards; or (ii) any transaction defined as repricing under the Nasdaq Stock Market rules for listed companies.

(ii) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(jj) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(kk) “Restricted Stock Units” or “RSUs” mean a unit or other right to receive one Share per unit, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified restriction or forfeiture period.

(ll) “Restricted Stock Unit Award” means an Award of RSUs granted to a Participant under Section 6(e) hereof.

(mm) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(nn) “Shares” means the shares of Common Stock, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(oo) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(pp) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(qq) “Termination of Employment” means, with respect to any Employee, the Employee’s ceasing to be an Employee; provided, however, that for Incentive Stock Option purposes, Termination of Employment will occur when the Participant ceases to be an employee (as determined in accordance with Code Section 3401(c) and the regulations promulgated thereunder) of the Company or one of its Subsidiaries; and provided further that for any Award subject to Section 409A, Termination of Employment means a separation from service within the meaning of Section 409A. The Committee shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

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3. Administration of the Plan. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. Except to the extent prohibited by applicable law (including applicable stock exchange rules), the Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in the Plan. Such delegation may be revoked at any time.

(a) Powers of the Committee. Subject to the other provisions of the Plan, the Committee shall have the authority, in its discretion, to:

(i) select the Eligible Persons to whom Awards are to be granted hereunder;

(ii) determine the number of Shares to be covered by each Award granted hereunder;

(iii) determine the type of Award to be granted to the selected Eligible Persons;

(iv) approve forms of Award Agreements for use under the Plan;

(v) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(vi) correct administrative errors;

(vii) construe and interpret the terms of the Plan and Awards granted under the Plan;

(viii) adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of applicable laws and procedures;

(ix) prescribe, amend and rescind rules and regulations relating to the Plan;

(x) modify or amend each Award, including, but not limited to, the acceleration of vesting or exercisability; provided, however, that any such amendment is subject to Section 10(e);

(xi) allow Participants to satisfy withholding tax amounts by electing (in such form and under such conditions as the Committee may provide) to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting or lapse of forfeiture of a Restricted Stock Award, RSU Award, Performance Award or Other Stock Award that number of Shares having a Fair Market Value equal to the maximum that can be withheld in the applicable jurisdiction;

(xii) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee;

(xiii) determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting a Termination of Employment for purposes of the Plan, subject to the applicable requirements of Code Section 409A; and

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(xiv) make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(b) Effect of Committee’s Decisions. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other Employee of the Company and such attorneys, consultants and accountants as it may select.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Aggregate Limits. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 1,000,000 (the “Share Limit”). Any Shares subject to Awards that are cancelled, expire or are forfeited without the issuance of any Shares shall be available for re-grant under the Plan. In addition, the Share Limit will automatically increase on January 1st of each calendar year, for a period of not more than ten (10) years, beginning on January 1, 2027 and ending on (and including) January 1, 2036 in an amount equal to the lesser of (i) five percent (5%) of the total number of Shares outstanding on the December 31st immediately preceding calendar year and (ii) such number of Shares as determined by the Committee or the Board. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered or withheld in payment of the Option exercise price, or (ii) Shares delivered to or withheld by the Company to satisfy any tax withholding obligation authorized by the Committee. Shares issued in payment of any Award may either be authorized and unissued Shares or treasury Shares. Any cash tendered to pay any exercise price or to meet tax withholding obligations will not be used by the Company to purchase additional Shares on the open market for use under this Plan. Notwithstanding anything in this Section 4 to the contrary but subject to adjustment as provided in this Section 4 and Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 1,000,000 Shares, increasing on January 1st of each calendar year in an amount equal to the number of Shares by which the Share Limit of the Plan is increased.

(b) Award Vesting Limitations. Notwithstanding anything to the contrary in this Plan, but subject to Section 9 of the Plan, Awards granted under the Plan shall vest no earlier than the six-month anniversary of the applicable date of grant; provided, however, that notwithstanding the foregoing, but subject to Section 9(b), Awards that result in the issuance of up to five percent (5%) of the Shares available pursuant to Section 4(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

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5. Limitation on Awards to Non-Employee Directors. Awards granted under the Plan during any calendar year to any non-employee Director shall not exceed $250,000 in value, except that in connection with his or her initial appointment to the Board, such non-employee Director may be granted an Award or Awards with a value of up to $500,000.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. The exercise price per Share purchasable under an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii) Vesting Period, Performance Goals and Time and Method of Exercise. Options granted under the Plan shall vest and be exercisable at such time, subject to achievement of designated Performance Goals, if any, and/or in such installments during the period prior to the expiration of the Option’s term as determined by the Committee and set forth in the Award Agreement. The minimum vesting schedule for Options shall be six months after the date of grant. The Committee shall determine the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Subsidiary, and the methods by or forms in which Shares will be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

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(1) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years after the date of grant; and

(2) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(iv) No Option Repricings. Other than in connection with a change in the Company’s capitalization (as described in Section 10(c)), the exercise price of an Option may not be Repriced without stockholder approval.

(v) Expiration of Option Term: Automatic Exercise of In-The-Money Options. Unless otherwise determined by the Committee (in an Award Agreement or otherwise) or as otherwise directed in writing to the Company by a Participant holding an Option, each Option outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. Payment of the exercise price of any such Option and related tax obligations shall be “net settled” to the maximum extent permitted by applicable law. Unless otherwise determined by the Committee, this Section 6(b)(v) shall not apply to an Option if the Participant incurs a Termination of Employment on or before the Automatic Exercise Date.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) for Tandem Stock Appreciation Rights, the exercise price per share of the related Option and for Freestanding Stock Appreciation Rights, the Fair Market Value per share on the date of grant.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of Performance Goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

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(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The minimum Restriction Period is six months after the date of grant. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

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(iv) Dividends. Dividends that are declared and paid on the outstanding shares of Common Stock during any period for which forfeiture restrictions apply to a Restricted Stock Award shall not be paid at the time dividends are paid to stockholders, but shall be accrued, without interest, and paid out when such forfeiture restrictions lapse; provided, that any accrued dividends are forfeited to the extent the underlying Shares under the Award are forfeited.

(e) Restricted Stock Unit Award. The terms and conditions of a grant of a RSU Award shall be reflected in an Award Agreement. RSUs shall be earned, and forfeiture restrictions shall lapse, at such time, in such installments, and/or subject to such Performance Goal(s) and with such Performance Period as determined by the Committee or, if applicable, a delegate of the Committee. No Shares shall be issued at the time a RSU Award is granted, and the Company will not be required to set aside a fund for the payment of any such RSU Award. A Participant shall have no voting or dividend rights with respect to any RSUs granted hereunder until the Shares, if any, underlying the RSU Award are earned and issued.

(i) Restrictions. A RSU Award shall be subject to (A) forfeiture until the expiration of the Restricted Period by the Committee, and/or satisfaction of any applicable Performance Goals as established under Section 6(g) during a designated Performance Period, to the extent provided in the applicable Award Agreement, and to the extent such RSUs are forfeited, all rights of the Participant to such RSUs shall terminate without further obligation on the part of the Company, and (B) such other terms and conditions as may be set forth in the applicable Award Agreement. The minimum Restriction Period or Performance Period for RSU Awards shall be six months after the date of grant.

(ii) Settlement of Restricted Stock Units. Upon the expiration of the Restriction Period, and/or satisfaction of the applicable Performance Goals for the Performance Period, the Company shall deliver to the Participant, or his or her Beneficiary, without charge, one Share for each such outstanding RSU for which forfeiture restrictions have lapsed, or which has been earned; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for such RSUs. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restriction Period lapsed, or, if applicable, the date on which the Committee or, if applicable, a delegate of the Committee, determines that the applicable Performance Goals have been met.

(iii) Dividend Equivalents. Unless set forth in an Award Agreement, no Dividend Equivalents will be paid on any RSU Award. Dividend Equivalents, if added in an Award Agreement, shall only be paid to the extent the RSU Award is earned and paid.

(f) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards.

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(g) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, other Awards or a combination, on terms and conditions established by the Committee, if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, the minimum Performance Period shall be one year. Except as provided in Section 9, Performance Awards will be distributed only after the end of the relevant Performance Period.

The Committee will establish, in writing, the Performance Goals and the Performance Period for each applicable Performance Award; provided, however, that where the determination of the Performance Goals and Performance Period for any Award for which the Committee has delegated authority under Section 3, the authority to establish Performance Goals and a Performance Period is also delegated. Such Performance Goals may vary by Participant and by Award. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals to prevent dilution or enlargement of the rights of Participants. The amount of the Performance Award earned shall be conclusively determined by the Committee or, if applicable, its delegate. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period.

7. Certain Provisions Applicable to Awards.

(a) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(b) Form and Timing of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares or other Awards.

(c) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(d) Code Section 409A. Shares shall not be issued pursuant to the exercise of an Award unless the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Without limiting the foregoing, the Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Committee shall make a good faith effort to interpret and administer the Plan in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A of the Code, each installment payment provided under this Plan shall be treated as a separate payment. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, (a) amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination

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of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier), and (b) amounts payable upon the termination of a Participant’s Continuous Service shall only be payable if such termination constitutes a “separation from service” within the meaning of Section 409A of the Code. Notwithstanding the foregoing, neither the Company, any Subsidiary nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

(e) Clawbacks. The Company shall have the right to recoup or “claw back” any payment made with respect to an Award under the Plan to the extent necessary to comply with applicable federal securities laws or the provisions of any applicable clawback policy of the Company.

8. Impact of Termination of Employment Events. The following Termination of Employment events shall have the following consequences for outstanding Awards; provided, however, the limitation set forth in Section 4(b) shall apply.

(a) General Rule. Except as otherwise set forth in this Section 8, upon a Termination of Employment, unless an employment or other agreement with the Participant provides for different consequences:

(i) Options. All outstanding vested and exercisable Options granted to such Participant shall remain exercisable for 90 days after Termination of Employment; provided, that the Option will expire at the expiration of the stated term if earlier.

(ii) Other Awards. All outstanding and unvested Awards other than Options shall be forfeited.

(b) For Cause. In the event of a Termination of Employment for Cause, all outstanding Awards, whether vested or not, shall be forfeited.

(c) Disability of a Participant.

(i) Options. Upon a Participant’s Termination of Employment as a result of the Participant’s Disability, all outstanding vested and exercisable Options granted to such Participant shall remain exercisable for one year after Termination of Employment as a result of a Disability; provided, that the Option will expire at the expiration of the stated term if earlier.

(ii) Other Awards. If a Participant’s Termination of Employment is due to the Participant’s Disability:

(1) all outstanding and unvested Awards not described in subsection (c)(ii)(2) that would have vested prior to the first anniversary of the date of Termination of Employment will accelerate, all forfeiture restrictions will lapse, and the Shares will be issued within thirty (30) days after the date of Termination of Employment; and

(2) all outstanding Awards that are conditioned upon achievement of one or more Performance Goals and granted to such Participant with a Performance Period ending prior to the first anniversary of the Date of Termination shall continue to be subject to the applicable Performance Goals and paid out, if earned and vested, after the end of the Performance Period when it is determined whether the Award is earned, but in no event later than March 15 in the year following the end of the Performance Period.

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(d) Death of Participant.

(i) Options. Upon a Participant’s Termination of Employment as a result of the Participant’s death, all outstanding vested and exercisable Options granted to such Participant shall remain exercisable for one year after Termination of Employment as a result of a death; provided, that the Option will expire at the expiration of the stated term if earlier. If an Option is held by the Participant when he or she dies, the Option may be exercised by the Beneficiary designated by the Participant, the executor or administrator of the Participant’s estate or, if none, by the person(s) entitled to exercise the Option under the Participant’s will or the laws of descent or distribution.

(ii) Other Awards.

(1) all outstanding and unvested Awards not described in subsection (d)(ii)(2) that would have vested prior to the first anniversary of the date of Termination of Employment will accelerate, all forfeiture restrictions will lapse, and the Shares will be issued within thirty (30) days after the date of Termination of Employment; and

(2) all outstanding Awards that are conditioned upon achievement of one or more Performance Goals and granted to such Participant with a Performance Period ending prior to the first anniversary of the Date of Termination shall continue to be subject to the applicable Performance Goals and paid out, if earned and vested, after the end of the Performance Period when it is determined whether the Award is earned, but in no event later than March 15 in the year following the end of the Performance Period.

9. Dissolution or Liquidation; Change in Control.

(a) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, other than a dissolution or liquidation that is defined as a Change of Control, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Option to be fully vested and exercisable until ten days prior to such transaction. In addition, the Committee may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

(b) Change in Control. The provisions of this Section 9(b) shall apply in the case of a Change in Control. If more specific terms are set forth in any separate plan document or agreement between the Company and any Participant, such separate plan or agreement shall govern the treatment of Awards.

(i) Awards Not Assumed or Substituted by the Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board, any outstanding Awards shall be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give

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written notice of any proposed transaction referred to in this Section 9(b)(i) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be non-statutory Options.

(ii) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control, if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant terminates his or her employment for Good Reason in connection with a Change in Control, if applicable, then (A) all of that Participant’s outstanding Awards shall become fully vested and exercisable, (B) all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and (C) the payout opportunities attainable under all of such Participant’s outstanding Performance Awards shall be deemed to have been earned as of the date of such employment termination at the target level, and (subject to Section 9(b)(iv) and Section 10(a)) there shall be a pro rata payout to the Participant or his or her Beneficiary within 30 days following the date of the employment termination (unless a later date is required by Section 10(a) hereof) based upon the length of time within the Performance Period that has elapsed prior to the date of the employment termination; provided, however, if a severance plan or agreement or employment agreement in place at the time of the Change in Control provides for additional acceleration, the terms of such severance plan or agreement or employment agreement shall control. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be non-statutory Options.

(iii) Equitable Adjustments. The Committee, in its sole discretion, may include such further provisions and limitations in any Award Agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(iv) Code Section 409A. No action shall be taken under this Section 9(b) which shall cause an Award to fail to be exempt from or comply with Code Section 409A.

(v) Consent. Notwithstanding any other provision of the Plan or any Award Agreement, the provisions of this Section 9(b) may not be terminated, amended, or modified upon or after a Change of Control in a manner that would adversely affect a Participant’s rights with respect to an outstanding Award without the prior written consent of the Participant.

(c) Definition of Change in Control. A “Change in Control” means the occurrence of any of the following:

(i) Any Person becomes the Beneficial Owner of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or Affiliate or (iv) any acquisition pursuant to a transaction that complies with (iii)(A), (iii)(B) and (iii)(C) of this definition;

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(ii) Individuals who, as of the date hereof, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs in connection with or as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

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10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which per-Director Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with relevant provisions of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or Performance Goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

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(d) Taxes. The Company and any Subsidiary are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Subsidiary and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee, subject to compliance with applicable law.

(e) Amendment and Termination of the Plan or Awards. The Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, or any Award Agreement, without the consent of stockholders or Participants, except that any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by applicable law (including applicable stock exchange requirements). In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:

(i) materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 10(c);

(ii) reduce the minimum exercise price for Options granted under the Plan;

(iii) Reprice any outstanding Awards, other than in connection with a change in the Company’s capitalization (as described in Section 10(c)); or

(iv) change the class of persons eligible to receive Awards under the Plan.

Notwithstanding the foregoing, without the consent of an affected Participant, no such Board or Committee action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. No amendment, suspension or termination of the Plan shall impair the rights of any Participant under an outstanding Award, unless agreed to in a writing signed by the Participant and the Company. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent or any right to attend meetings of stockholders unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

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(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash or Shares, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan became effective on the Effective Date. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board or the Committee, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

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Annex B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

OPGEN, INC.

The undersigned officer of OpGen, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the corporation is OpGen, Inc.. (the “Corporation”).

2. Section 1 of the Certificate of Incorporation of the Corporation be and hereby is amended and replaced in its entirety with the following:

“1. The name of the Corporation is CapForce, Inc. (the “Corporation”).”

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation on ______________, 2026.

By:
Name:	Christian-Laurent Bonte
Title:	Chief Executive Officer

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